DREYFUS LARGE COMPANY GROWTH FUND
(FORMERLY DREYFUS LARGE COMPANY GROWTH PORTFOLIO)--SEE NOTE 1
LETTER TO SHAREHOLDERS
Dear Shareholder:
    Management of Dreyfus Large Company Growth Fund of Dreyfus Growth & Value Funds, Inc. (formerly Dreyfus Focus Funds, Inc.) changed last September. Starting at that time, we made a number of changes in the Fund. This letter explains our current approach and gives the results for the fiscal year that ended October 31, 1995. To place the Fund's operations in a broader setting, we also outline the economic and securities market conditions that prevailed during the reporting period.
ECONOMIC ENVIRONMENT
    The much-desired soft landing for the U.S. economy that the Federal Reserve Board has been striving to attain appears to have occurred. This is the result of more than a year of moves by the Fed to tighten interest rates, followed by a token loosening of the reins last summer.
    Now that the economy is no longer as overactive, the central bank must concern itself with the possibility that the economy might slow down more than would be desirable.
    In the meantime, the rate of inflation appears to be under firm control. Consumer prices have advanced only at a very moderate pace, and average wages have barely inched ahead. Unemployment has not gotten out of hand, and hovers near the so-called full employment level.
    Retail spending has settled down, we believe in part because consumers are carrying large debit balances in mortgage and credit card debts. To what extent this will affect holiday shopping remains to be seen.
MARKET ENVIRONMENT
    As your Fund reached the end of its fiscal year, October 31, 1995, stocks were not far below the record levels they had reached earlier in the fall.
    Among the factors accounting for this market strength were good corporate profits and low interest rates. Third quarter profit reports from leading corporations, while not universally favorable, were better than earlier quarters. The extensive lean and mean corporate reorganizations of the past few years appear to be paying off. Even though the pricing environment for most corporate products is extremely competitive, manufacturers and service providers appear able to squeeze out improved profits.
    How long that continuing improvement will last is an open question. Many economists think that profit levels may flatten out over the coming months. The recent record on that score, however, has been encouraging.
    Interest rates also have buoyed stock prices and sustained the bond market. As the cost of borrowing has steadily decreased, many corporations have benefited. This advantage has been particularly notable with public utilities.
    Another factor in market strength has been the relentless advance of technology, which has virtually forced corporations _ and now individual households as well _ to reequip in order to keep up with technical progress. The obvious result has been seen in record prices commanded during the year by high technology stocks. While some disillusionment may set in, the market appears to have taken a very optimistic view of the long-range outlook for these companies.
    In addition, many equities have been favorably affected by the very large inflow of investment money, on a regular basis, from 401(k) and other retirement plans. To be sure, money managers could at some point turn off the spigot, and divert this cash flow into bonds or money market instruments. During the past year, however, equity purchases by pension funds and other retirement investors have provided a supportive background for stock prices.
    However, there are some concerns. Perhaps the most significant has been the wrangling between Congress and the White House over how to reduce Government spending and cut the burden of the Government's perennial deficit. Hopefully, this impasse will be settled soon, perhaps by the time this letter reaches its readers. In the meantime, the uncertainties in Washington have been a source of worry to investors.
    The fading value of the U.S. dollar has also been a question mark. Yet, after hitting a low last spring, the dollar has gradually recovered some lost ground. This dollar rebound reflects weakness in the economies of Western Europe and Japan, but also the strengthening of economic activity here at home.
PORTFOLIO OVERVIEW
    For the fiscal year that ended October 31, 1995, the Fund's total return was 15.29%.* For the same period, the total return for the Standard & Poor's 500 Composite Stock Price Index was 26.41%.**
    Early in the fiscal year, the Fund was more conservatively positioned than its benchmark index. This was a period in which such groups as technology, health care and consumer nondurables were particularly strong. However, the Fund was underrepresented in these areas, consequently performance was penalized. Also, holdings at that time in foreign stocks and in domestic cable-related enterprises detracted from performance.
    Since the change in portfolio management two months ago, we have shifted sector emphasis. The holdings in cable companies have been reduced, while increasing the exposure to high technology companies. Within various sectors, changes have been made in specific company investments.
    As we see it, global economic growth is slowing due to the long-lagged effect of the dramatic interest rate rise in the U.S. in 1994. U.S. economic growth is weak, as the consumer sector is hampered by slow employment and income growth while the industrial sector continues to make necessary inventory adjustments. We anticipate below-average growth in 1996, with 1997 poised for a more sustained economic and earnings growth phase, if the liquidity background improves further.
    As for the investment outlook, we believe that the financial markets have a continued positive background as increased monetary liquidity and lower interest rates should occur in the current slow growth, low inflation environment. However, the risk of selected 1996 earnings disappointments has increased.
    The themes we are pursuing are as follows:
    Companies which we believe may have continued solid earnings growth in 1996. Among the sectors involved are computer networking, computers and software, semiconductors, insurance and consumer growth.
    New products and services, including companies in biotechnology and pharmaceuticals, oil and gas and hospital products.
    Earnings recovery plays and restructuring: This would include certain computer hardware manufacturers and specialty chemicals.
    We plan to avoid most industrial and commodity cyclical areas where stock prices and earnings expectations are vulnerable to disappointments resulting from overly optimistic 1996 earnings forecasts. Currently, our heaviest industry overweightings are in health care and technology.
    We thank you for your confidence in the Large Company Growth Fund. In the months ahead we will be working diligently to translate our new investment approach into rewarding returns for our investors.
                              Sincerely,
                              (Michael L. Schonberg Signature Logo)
                              Michael L. Schonberg
                              Portfolio Manager
November 20, 1995
New York, N.Y.
* Total return includes reinvestment of dividends and any capital gains paid.
**SOURCE: LIPPER ANALYTICAL SERVICES, INC. _ Reflects the reinvestment of income dividends and, where applicable, capital gain distributions. Unlike the Fund, which can engage in a variety of investment techniques, the Standard & Poor's 500 Composite Stock Price Index is a widely accepted unmanaged index of stock market performance, which is composed only of equity securities.

Dreyfus Large Company Growth Fund                                                October 31, 1995
(formerly Dreyfus Large Company Growth Portfolio)_See Note 1
COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN DREYFUS LARGE COMPANY
GROWTH FUND, A SERIES OF THE DREYFUS GROWTH AND VALUE FUNDS, INC. AND THE
STANDARD & POOR'S 500 COMPOSITE STOCK PRICE INDEX

(Exhibit A)
*Source: Lipper Analytical Services, Inc.
Average Annual Total Returns
                        One Year Ended                                        From Inception (12/29/93)
                       October 31, 1995                                          to October 31, 1995
                      -------------------                                    ----------------------------
                            15.29%                                                      10.59%

Past performance is not predictive of future performance.
The above graph compares a $10,000 investment made in Dreyfus Large Company Growth Fund on 12/29/93 (Inception Date) to a $10,000 investment made in the Standard & Poor's 500 Composite Stock Price Index on that date. For comparative purposes, the value of the Index on 12/31/93 is used as the beginning value on 12/29/93. All dividends and capital gain distributions are reinvested.
The Fund's performance shown in the line graph takes into account all applicable fees and expenses. The Standard & Poor's 500 Composite Stock Price Index is a widely accepted, unmanaged index of overall stock market performance, which does not take into account charges, fees and other expenses. Further information relating to Fund performance, including expense reimbursements, if applicable, is contained in the Condensed Financial Information section of the Prospectus and elsewhere in this report.

$13,096
Standard & Poor's 500
Composite Stock
Price Index*

$12,036
Dreyfus Large Company
Growth Fund


DREYFUS LARGE COMPANY GROWTH FUND
(FORMERLY DREYFUS LARGE COMPANY GROWTH PORTFOLIO)--SEE NOTE 1
STATEMENT OF INVESTMENTS                                                                                         OCTOBER 31, 1995
COMMON STOCKS--97.6%                                                                              SHARES               VALUE
                                                                                              ----------------  -----------------
     CONSUMER DURABLES--1.6%          Fuji Photo Film, A.D.R......................                     2,000          $    98,500
                                                                                                                ------------------
     CONSUMER NON-DURABLES--5.0%      Coca-Cola...................................                     2,200              158,125
                                      Gillette....................................                     2,000               96,750
                                      International Flavors & Fragrances..........                     1,200               57,900
                                                                                                                ------------------
                                                                                                                          312,775
                                                                                                                ------------------
     CONSUMER SERVICES--4.1%          Spelling Entertainment Group.............(a)                    17,000              221,000
                                      Tele-Communications Liberty Media, Cl. A.(a)                     1,250               30,781
                                                                                                                ------------------
                                                                                                                          251,781
                                                                                                                ------------------
     ELECTRONIC TECHNOLOGY--23.7%     Applied Materials........................(a)                     2,400              120,300
                                      Cisco Systems............................(a)                     3,000              232,500
                                      Compaq Computer........... ..............(a)                     2,400              133,800
                                      Ericsson (LM) Telephone, Cl. B, A.D.R........                    9,600              205,050
                                      Hewlett-Packard.............................                     2,200              203,775
                                      LSI Logic................................(a)                     4,000              188,500
                                      Micron Technology...........................                     4,000              282,500
                                      Storage Technology.......................(a)                     4,000               98,500
                                                                                                                ------------------
                                                                                                                        1,464,925
                                                                                                                ------------------
              ENERGY--5.9%            Anadarko Petroleum..........................                     3,100              134,463
                                      Triton Energy...............................                     5,000              233,125
                                                                                                                ------------------
                                                                                                                          367,588
                                                                                                                ------------------
              FINANCE--6.7%.          American International Group Leaders                             2,100              177,188
                                      MGIC Investment.............................                     3,100              176,312
                                      Progressive Corp, Ohio......................                     1,500               62,250
                                                                                                                ------------------
                                                                                                                           415,750
                                                                                                                ------------------
              HEALTH SERVICES--1.2%   United Healthcare...........................                     1,400               74,375
                                                                                                                ------------------

            HEALTH TECHNOLOGY--24.4%  Abbott Laboratories.........................                     3,000              119,250
                                      Amgen....................................(a)                     2,400              115,200
                                      Boston Scientific........................(a)                     2,800              117,950
                                      Forest Laboratories......................(a)                     7,000              289,625
                                      Genzyme-General Division.................(a)                     4,200              244,650
                                      Guidant.....................................                     6,600              211,200
                                      Roche Holdings, A.D.R.......................                     1,900              137,987
                                      Teva Pharmaceutical Industries, A.D.R.......                     7,000              274,750
                                                                                                                ------------------
                                                                                                                        1,510,612
                                                                                                                ------------------
           INDUSTRIAL SERVICES--1.5%  Schlumberger................................                     1,500               93,375
                                                                                                                ------------------
            PROCESS INDUSTRIES--4.5%  Grace (W.R.)................................                     5,000              278,750
                                                                                                                ------------------
        PRODUCER MANUFACTURING--4.8%  General Electric............................                     1,800              113,850
                                      Raychem.....................................                     4,000              185,500
                                                                                                                ------------------
                                                                                                                          299,350
                                                                                                                ------------------
DREYFUS LARGE COMPANY GROWTH FUND
(FORMERLY DREYFUS LARGE COMPANY GROWTH PORTFOLIO)--SEE NOTE 1
STATEMENT OF INVESTMENTS (continued)                                                                            OCTOBER 31, 1995
COMMON STOCKS (continued)                                                                         SHARES                VALUE
                                                                                              ----------------  ------------------
           TECHNOLOGY SERVICES--3.6%  Microsoft................................(a)                     2,200           $  220,000
                                                                                                                ------------------
                TRANSPORTATION--5.4%  Delta Air Lines.............................                     1,500               98,438
                                      Kansas City Southern Industries.............                     5,000              233,125
                                                                                                                ------------------
                                                                                                                          331,563
                                                                                                                ------------------
                     UTILITIES--5.2%  MFS Communications.......................(a)                     2,000               80,750
                                      Telecomunicacoes Brasileiras S.A., A.D.R....                     2,300               93,150
                                      Vodafone Group, A.D.R.......................                     3,600              147,150
                                                                                                                ------------------
                                                                                                                          321,050
                                                                                                                ------------------
                                      TOTAL COMMON STOCKS
                                      (cost $5,042,082)...........................                                     $6,040,394
                                                                                                                ==================
                                                                                                   PRINCIPAL
SHORT-TERM INVESTMENTS--1.6%                                                                       AMOUNT
                                                                                              ----------------
              U.S. TREASURY BILLS:    5.15%, 12/14/95.............................                 $  80,000           $   79,502
                                      5.23%, 12/21/95.............................                    16,000               15,884
                                                                                                                ------------------
                                      TOTAL SHORT-TERM INVESTMENTS
                                      (cost $95,392)..............................                                     $   95,386
                                                                                                                ==================
TOTAL INVESTMENTS (cost $5,137,474)................................................                     99.2%          $6,135,780
                                                                                              ================  ==================
CASH AND RECEIVABLES (NET).........................................................                       .8%        $     51,632
                                                                                              ================  ==================
NET ASSETS.........................................................................                    100.0%          $6,187,412
                                                                                              ================  ==================
NOTE TO STATEMENT OF INVESTMENTS;
    (a)  Non-income producing.






See notes to financial statements.

DREYFUS LARGE COMPANY GROWTH FUND
(FORMERLY DREYFUS LARGE COMPANY GROWTH PORTFOLIO)--SEE NOTE 1
STATEMENT OF ASSETS AND LIABILITIES                                                                              OCTOBER 31, 1995
ASSETS:
    Investments in securities, at value
      (cost $5,137,474)--see statement............................................                                     $6,135,780
    Cash..........................................................................                                            272
    Receivable for investment securities sold.....................................                                         54,591
    Dividends and interest receivable.............................................                                          3,098
    Prepaid expenses..............................................................                                         22,681
    Due from The Dreyfus Corporation..............................................                                          4,864
                                                                                                                ------------------
                                                                                                                        6,221,286
LIABILITIES:
    Due to Distributor............................................................                   $  1,306
    Accrued expenses..............................................................                     32,568              33,874
                                                                                                --------------  ------------------
NET ASSETS  ......................................................................                                     $6,187,412
                                                                                                                ==================
REPRESENTED BY:
    Paid-in capital...............................................................                                     $5,235,525
    Accumulated undistributed investment income_net...............................                                         13,834
    Accumulated net realized (loss) on investments................................                                       (60,253)
    Accumulated net unrealized appreciation on investments_Note 4.................                                        998,306
                                                                                                                ------------------
NET ASSETS at value applicable to 418,296 shares outstanding
    (100 million shares of $.001 par value Common Stock authorized)...............                                     $6,187,412
                                                                                                                ==================
NET ASSET VALUE per share ($6,187,412 / 418,296 shares)...........................                                         $14.79
                                                                                                                ==================










See notes to financial statements.

DREYFUS LARGE COMPANY GROWTH FUND
(FORMERLY DREYFUS LARGE COMPANY GROWTH PORTFOLIO)--SEE NOTE 1
STATEMENT OF OPERATIONS                                                                    YEAR ENDED OCTOBER 31, 1995
INVESTMENT INCOME:
    INCOME:
      Cash dividends (net of $3,167 foreign taxes withheld at source).............                  $  58,885
      Interest....................................................................                     18,305
                                                                                                --------------
            TOTAL INCOME..........................................................                                      $  77,190
    EXPENSES:
      Management fee--Note 3(a)...................................................                  $  41,416
      Shareholder servicing costs_Note 3(b,c).....................................                     42,456
      Legal fees..................................................................                     18,727
      Auditing fees...............................................................                     13,516
      Registration fees...........................................................                      8,564
      Organization expenses.......................................................                      5,796
      Directors' fees and expenses_Note 3(d)...................................                         4,126
      Prospectus and shareholders' reports_Note 3(b)...........................                         2,203
      Custodian fees...........................................................                         2,103
      Miscellaneous............................................................                         1,354
                                                                                              ----------------
                                                                                                      140,261
      Less_expense reimbursement from Manager
          due to undertakings_Note 3(a)........................................                        93,057
                                                                                              ----------------
            TOTAL EXPENSES.....................................................                                            47,204
                                                                                                                ------------------
            INVESTMENT INCOME--NET.............................................                                            29,986
REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
      Net realized gain on investments--Note 4.................................                     $  57,631
      Net unrealized appreciation on investments...............................                       729,269
                                                                                              ----------------
            NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS....................                                           786,900
                                                                                                                ------------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS...........................                                          $816,886
                                                                                                                ==================







See notes to financial statements.

DREYFUS LARGE COMPANY GROWTH FUND
(FORMERLY DREYFUS LARGE COMPANY GROWTH PORTFOLIO)--SEE NOTE 1
STATEMENT OF CHANGES IN NET ASSETS
                                                                                                       YEAR ENDED OCTOBER 31,
                                                                                              ------------------------------------
                                                                                                   1994*                   1995

                                                                                                  ----------------  --------------
OPERATIONS:
    Investment income--net......................................................                $     68,916           $   29,986
    Net realized gain (loss) on investments....................................                     (117,884)              57,631
    Net unrealized appreciation on investments for the year....................                      269,037              729,269
                                                                                              ----------------  ------------------
      NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS.....................                      220,069              816,886
                                                                                              ----------------  ------------------
DIVIDENDS TO SHAREHOLDERS FROM;
    Investment income--net.....................................................                      ----                (85,068)
                                                                                              ----------------  ------------------

CAPITAL STOCK TRANSACTIONS:
    Net proceeds from shares sold..............................................                    5,053,200               93,703
    Dividends reinvested.......................................................                      ----                  85,068
    Cost of shares redeemed....................................................                      (17,313)              (4,133)
                                                                                              ----------------  ------------------
      INCREASE IN NET ASSETS FROM CAPITAL STOCK TRANSACTIONS...................                    5,035,887              174,638
                                                                                              ----------------  ------------------
          TOTAL INCREASE IN NET ASSETS.........................................                    5,255,956              906,456
NET ASSETS:
    Beginning of year..........................................................                       25,000            5,280,956
                                                                                              ----------------  ------------------
    End of year (including undistributed investment income--net
      of $68,916 in 1994 and $13,834 in 1995)..................................                   $5,280,956           $6,187,412
                                                                                              ================  ==================
                                                                                                  SHARES              SHARES
                                                                                              ----------------  ------------------
CAPITAL SHARE TRANSACTIONS:
    Shares sold................................................................                      404,190                6,814
    Shares issued for dividends reinvested.....................................                        ----                 6,990
    Shares redeemed............................................................                       (1,367)                (331)
                                                                                              ----------------  ------------------
      NET INCREASE IN SHARES OUTSTANDING.......................................                      402,823               13,473
                                                                                              ================  ==================
* From December 29, 1993 (commencement of operations) to October 31, 1994.







See notes to financial statements.
DREYFUS LARGE COMPANY GROWTH FUND
(FORMERLY DREYFUS LARGE COMPANY GROWTH PORTFOLIO)--SEE NOTE 1
FINANCIAL HIGHLIGHTS
    Contained below is per share operating performance data for a share of Common Stock outstanding, total investment return, ratios to average net assets and other supplemental data for each year indicated. This information has been derived from the Series' financial statements.

                                                                                                       YEAR ENDED OCTOBER 31,
                                                                                              ------------------------------------
PER SHARE DATA:                                                                                     1994(1)            1995
                                                                                              ----------------  -----------------
    Net asset value, beginning of year.........................................                    $12.50                $13.05
                                                                                              ----------------  ------------------
    INVESTMENT OPERATIONS:
    Investment income--net.....................................................                       .17                   .07
    Net realized and unrealized gain on investments............................                       .38                  1.88
                                                                                              ----------------  ------------------
      TOTAL FROM INVESTMENT OPERATIONS.........................................                       .55                  1.95
                                                                                              ----------------  ------------------
    DISTRIBUTIONS;
    Dividends from investment income--net......................................                        _                   (.21)
                                                                                              ----------------  ------------------
    Net asset value, end of year...............................................                    $13.05                $14.79
                                                                                              ================  ==================
TOTAL INVESTMENT RETURN........................................................                      4.40%(2)             15.29%
RATIOS/SUPPLEMENTAL DATA:
    Ratio of expenses to average net assets....................................                        -                    .85%
    Ratio of net investment income to average net assets.......................                      1.37%(2)               .54%
    Decrease reflected in above expense ratios due to
      undertakings by the Manager..............................................                      1.97%(2)              1.69%
    Portfolio Turnover Rate....................................................                     12.08%(2)             86.59%
    Net Assets, end of year (000's omitted)....................................                    $5,281                $6,187
    (1)  From December 29, 1993 (commencement of operations) to October 31, 1994.
    (2)  Not annualized.




See notes to financial statements.
DREYFUS LARGE COMPANY GROWTH FUND
(FORMERLY DREYFUS LARGE COMPANY GROWTH PORTFOLIO)--SEE NOTE 1
NOTES TO FINANCIAL STATEMENTS
NOTE 1--SIGNIFICANT ACCOUNTING POLICIES:
    Dreyfus Growth and Value Funds, Inc. (the "Fund") is registered under the Investment Company Act of 1940 ("Act") as a diversified open-end management investment company and operates as a series company currently offering eight classes of shares of Common Stock, including the Dreyfus Large Company Growth Fund (the "Series"). Premier Mutual Fund Services, Inc. (the "Distributor") acts as the distributor of the Fund's shares, which are sold to the public without a sales charge. The Distributor, located at One Exchange Place, Boston, Massachusetts 02109, is a wholly-owned subsidiary of FDI Distribution Services, Inc., a provider of mutual fund administration services, which in turn is a wholly-owned subsidiary of FDI Holdings, Inc., the parent company of which is Boston Institutional Group, Inc. The Dreyfus Corporation ("Manager") serves as the Fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A.
    On September 14, 1995, the Fund's Directors approved a change of the Fund's name, effective October 1, 1995, from "Dreyfus Focus Funds, Inc." to "Dreyfus Growth and Value Funds, Inc." and the Series was renamed Dreyfus Large Company Growth Fund.
    The Fund accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series' operations; expenses which are applicable to all series are allocated among them on a pro rata basis.
    As of October 31, 1995, Major Trading Corporation, a subsidiary of Mellon Bank Investments Corporation, the parent company of which is Mellon Bank, held 408,937 shares of Dreyfus Large Company Growth Fund.
    (A) PORTFOLIO VALUATION: The Series' investments in securities are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. Bid price is used when no asked price is available.
    (B) SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, amortization of discount on investments, is recognized on the accrual basis.
    (C) DIVIDENDS TO SHAREHOLDERS: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gain are normally declared and paid annually, but the Series may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the Series not to distribute such gain.
    (D) FEDERAL INCOME TAXES: It is the policy of the Series to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Internal Revenue Code, and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes.



Dreyfus Large Company Growth Fund
(formerly Dreyfus Large Company Growth Portfolio)_See Note 1
NOTES TO FINANCIAL STATEMENTS (continued)
    The Series has an unused capital loss carryover of approximately $60,000 available for Federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to October 31, 1995. If not applied, the carryover expires in fiscal 2002.
NOTE 2--BANK LINE OF CREDIT:
    In accordance with an agreement with a bank, the Series may borrow up to $2 million under a short-term unsecured line of credit. Interest on borrowings is charged at rates which are related to Federal Funds rates in effect from time to time.
    During the year ended October 31, 1995, there were no borrowings under the line of credit.
NOTE 3--MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES:
    (A) Pursuant to a management agreement ("Agreement") with the Manager, the management fee is computed at the annual rate of .75 of 1% of the average daily value of the Series' net assets and is payable monthly. The Agreement provides that if in any full fiscal year the aggregate expenses of the Series, exclusive of taxes, brokerage, interest on borrowings and extraordinary expenses, exceed the expense limitation of any state having jurisdiction over the Series, the Series may deduct from payments to be made to the Manager, or the Manager will bear the amount of such excess to the extent required by state law. The most stringent state expense limitation applicable to the Series presently requires reimbursement of expenses in any full fiscal year that such expenses (exclusive of certain expenses as described above) exceed 2 1/2% of the first $30 million, 2% of the next $70 million and 1 1/2% of the excess over $100 million of the average value of the Series' net assets in accordance with California "blue sky" regulations. However, the Manager had undertaken from November 1, 1994 through December 31, 1994, to assume all expenses of the Series (exclusive of certain expenses as described above) and thereafter had undertaken through July 10, 1995 to waive receipt of the management, service and distribution fees. The Manager has currently undertaken from July 11, 1995 through October 31, 1996 to reduce the management fee paid by or reimburse such excess expenses of the Series, to the extent that the Series' aggregate annual expenses (exclusive of certain expenses as described above) exceed an annual rate of 1.25 of 1% of the average daily value of the Series' net assets. The expense reimbursement, pursuant to the undertakings, amounted to $93,057 for the year ended October 31, 1995.
    The undertaking may be modified by the Manager from time to time, provided that the resulting expense reimbursement would not be less than the amount required pursuant to the agreement.
    (B) Prior to October 1, 1995, the Fund had a Distribution Plan (the "Plan") adopted pursuant to Rule 12b-1 under the Act, which provided that the Fund (a) reimburse the Distributor for payments to certain Service Agents for distributing the Series' shares and (b) pay the Manager, Dreyfus Service Corporation, a wholly-owned subsidiary of the Manager, and any affiliate of either of them for advertising and marketing relating to the Series, at an aggregate annual rate of .50 of 1% of the value of the Series' average daily net assets. The Distributor paid one or more Service Agents in respect of distribution services. The Distributor determined the amounts, if any, to be paid to Service Agents under the Plan and the basis on which such payments are made. The fees payable under the Plan are payable without regard to actual expenses incurred. The Plan also separately provided for the Fund to bear the costs of preparing, printing Dreyfus Large Company Growth Fund (formerly Dreyfus Large Company Growth Portfolio)_See Note 1
NOTES TO FINANCIAL STATEMENTS (continued) and distributing certain of the Fund's prospectuses and statements of additional information and costs associated with implementing and operating the Plan, not to exceed the greater of $100,000 or .005 of 1% of the Series' average daily net assets for any full fiscal year. For the period from November 1, 1994 to September 30, 1995, the Series was charged $26,416 pur-suant to the Plan. Effective October 1, 1995, the Fund's Plan was terminated.
    (C) Under the Shareholder Services Plan, the Series pays the Distributor at an annual rate of .25 of 1% of the value of the Series' average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the Series and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents in respect of these services. The Distributor determines the amounts to be paid to Service Agents. During the year ended October 31, 1995, the Series was charged an aggregate of $13,805 pursuant to the Shareholder Services Plan.
    (D) Each director who is not an "affiliated person" as defined in the Act receives from the Fund an annual fee of $5,000 and an attendance fee of $500 per meeting. The Chairman of the Board receives an additional 25% of such compensation. Prior to September 14, 1995, the annual fee was $3,000 and the attendance fee was $250.
NOTE 4--SECURITIES TRANSACTIONS:
    The aggregate amount of purchases and sales of investment securities, other than short-term securities, during the year ended October 31, 1995, amounted to $4,634,959 and $4,503,725, respectively.
    At October 31, 1995, accumulated net unrealized appreciation on investments was $998,306, consisting of $1,136,114 gross unrealized appreciation and $137,808 gross unrealized depreciation.
    At October 31, 1995, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).
DREYFUS LARGE COMPANY GROWTH FUND
(FORMERLY DREYFUS LARGE COMPANY GROWTH PORTFOLIO)--SEE NOTE 1
REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS
SHAREHOLDERS AND BOARD OF DIRECTORS
DREYFUS LARGE COMPANY GROWTH FUND
    We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Dreyfus Large Company Growth Fund (formerly Dreyfus Large Company Growth Portfolio), one of the Series constituting Dreyfus Growth and Value Funds, Inc., as of October 31, 1995, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the years indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
    We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 1995 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
    In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Large Company Growth Fund at October 31, 1995, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated years, in conformity with generally accepted accounting principles.



(Ernst & Young, LLP signature logo)

New York, New York
December 7, 1995










[Dreyfus lion "d" logo]
DREYFUS LARGE COMPANY GROWTH FUND
200 Park Avenue
New York, NY 10166
MANAGER
The Dreyfus Corporation
200 Park Avenue
New York, NY 10166
CUSTODIAN
The Bank of New York
90 Washington Street
New York, NY 10286
TRANSFER AGENT &
DIVIDEND DISBURSING AGENT
First Data Investor Services Group, Inc.
P.O. Box 9671
Providence, RI 02940


Further information is contained
in the Prospectus, which must
precede or accompany this report.


Printed in U.S.A.                           250AR9510
[Dreyfus logo]
LARGE COMPANY
GROWTH FUND
ANNUAL REPORT
OCTOBER 31, 1995

DREYFUS LARGE COMPANY VALUE FUND
(FORMERLY DREYFUS LARGE COMPANY VALUE PORTFOLIO)--SEE NOTE 1
LETTER TO SHAREHOLDERS
Dear Shareholder:
    As your new portfolio manager, in this letter I describe the changes that have been made in the way your Fund is now managed, along with a report on the results for the latest fiscal year. To place these changes in their proper setting, the general economic and market events of recent months are also discussed.
ECONOMIC ENVIRONMENT
    The much-desired soft landing for the U.S. economy that the Federal Reserve Board has been striving to attain appears to have occurred. This is the result of more than a year of moves by the Fed to tighten interest rates, followed by a token loosening of the reins last summer.
    Now that the economy is no longer overactive, the central bank must concern itself with the possibility that the economy might slow down more than would be desirable. However, the latest economic statistics do not contain convincing evidence of that happening. The housing industry is doing well. Industrial orders continue to expand and gross domestic product keeps on growing, albeit at a reduced rate.
    In the meantime, the rate of inflation appears to be under firm control. Consumer prices have advanced only at a very moderate pace, and average wages have barely inched ahead.
    Retail spending has settled down, in part because consumers are carrying large debit balances in mortgage and credit card debts. To what extent this will affect holiday shopping remains to be seen. The industrial sector of the economy, however, appears to be forging ahead.
MARKET ENVIRONMENT
    As your Fund reached the end of its fiscal year, October 31, 1995, stocks were not far below the record levels they had reached earlier in the fall.
    Among the factors accounting for this market strength were good corporate profits and low interest rates. Third quarter profit reports from leading corporations, while not universally favorable, were better than earlier quarters. The extensive lean and mean corporate reorganizations of the past few years appear to be paying off. Even though the pricing environment for most corporate products is extremely competitive, manufacturers and service providers appear able to squeeze out improved profits.
    How long that continuing improvement will last is an open question. Many economists think that profit levels may flatten out over the coming months. The recent record on that score, however, has been encouraging.
    Interest rates also have buoyed stock prices and sustained the bond market. As the cost of borrowing has steadily decreased, many corporations have benefited. This advantage has been particularly notable with public utilities.
    Another factor in market strength has been the relentless advance of technology, which has virtually forced corporations -- and now individual households as well -- to reequip in order to keep up with technical progress. The obvious result has been seen in the record prices commanded during the year by high technology stocks. While some disillusionment may set in, the market clearly takes a very optimistic view of the long-range outlook for these companies.
    In addition, many equities have been favorably affected by the very large inflow of investment money, on a regular basis, from 401(k) and other retirement plans. To be sure, money managers could at some point turn off the spigot, and divert this cash flow into bonds or money market instruments. During the past year, however, equity purchases by pension funds and other retirement investors have provided a supportive background for stock prices.
    Of course, there are some concerns. Perhaps the biggest has been the struggle between Congress and the White House over how to reduce Government spending and cut the burden of the Government's perennial deficit. Hopefully, this impasse will be settled soon, perhaps by the time this letter reaches its readers. In the meantime, the uncertainties in Washington have been a source of worry to investors.
    The fading value of the U.S. dollar has also been a question mark. Yet, after hitting a low last spring, the dollar has gradually recovered some lost ground. This dollar rebound reflects weakness in the economies of Western Europe and Japan, but also the strengthening of economic activity here at home.
PORTFOLIO OVERVIEW
    Dreyfus Large Company Value seeks unusual values in common stocks within a large capitalization universe ($900 million and greater in company value).
    Value stock investors look for undervalued opportunities: they want to buy growing companies but they don't want to pay much for them. Among the reasons that value stocks may appreciate in value are: typically higher dividends; reliance on more known (as contrasted with projected) data for evaluation; the fact that low valuations tend to rise over time; and the concept of contrarian investing: buying stocks that other investors do not like yet. The fact that value stocks are selling at comparatively low prices relative to specific measures should, we believe, lessen the downside risk in these securities if bad news is encountered. Of course, these investments are subject to the risk that their prices never recover or drift lower.
    Our approach to the selection of value stocks starts with our analysts who are an integral part of our investment team. We work exclusively with securities that our analysts know and follow closely.
    Using the analysts' work as a starting point, we then screen stocks by computer according to two principal methods. First, we screen for high projected earnings yield (the inverse of the price-to-earnings ratio). Then we apply our own proprietary screen which dynamically analyzes 21 fundamental factors that have historically affected stock prices. These factors include the growth outlook over various time horizons, several relative value measures, company size, earnings revisions and surprises, cash flow, financial and foreign leverage, price momentum and a qualitative evaluation of the potential for positive change to occur at each company.
    Combining this data with our analysts' knowledge of individual companies, we then construct a core portfolio of 40 to 50 names that is adequately diversified without overly diluting the potential impact of good investment ideas.
    Selling is also a major part of our discipline. Here again we use specific criteria for determining when selling out a position is required.
    We believe in owning good, value-oriented companies in the Fund. We do not believe, however, that guessing which economic sectors will be favored by the market over the near term adds value. The economy itself has already identified the relative size of each economic sector, and we believe in managing the Fund to these established levels. Economic sector weights in the Fund, therefore, are not varied significantly from the weight of these sectors in the overall market. This strategy is designed to reduce the overall risk of the Fund, defined as the volatility of its returns.
RECENT DEVELOPMENTS
    The Fund's latest fiscal year, which ended October 31, 1995, includes only a short period that fully reflects the new management approach.
    For the full 12 months, the Fund's total return was 25.73%*. This return compares with a return of 26.41% for the Standard & Poor's 500 Composite Stock Price Index.** The slight short-fall relative to the overall market can be traced to the conservative nature of the Fund and to the fact that value stocks underperformed growth stocks during the measurement period. The Fund's total return compared quite favorably with the S&P/Barra Value Index's total return of 22.99%.***
    As the fiscal year ended, our primary investment themes included:
   Depressed high-growth securities: Sensormatic Electronics, Creative Technologies and McCormick & Co..
    Asset restructuring potential: Ford Motor, Amerada Hess, Dean Witter Discover & Co., Sandoz AG, Schering /Plough, Monsanto and James River.
    Neglected or misunderstood companies: Eastman Kodak, First Brands, Philips Electronics N.V., AT&T and Ameritech.
    Companies with new, unappreciated growth opportunities: Grand Casinos, Wendy's International, Texaco, Guidant, Praxair and Citicorp.
    It is a pleasure to have to been named to manage your assets in this portfolio. I will endeavor to serve you to the best of my abilities.
                          Sincerely,

                          (Timothy M. Ghriskey signature logo)

                          Timothy M. Ghriskey
                          Portfolio Manager

November 15, 1995
New York, N.Y.
* Total return includes reinvestment of dividends and any capital gains paid.
**SOURCE: LIPPER ANALYTICAL SERVICES _ The Standard & Poor's 500 Composite Stock Price Index is a widely accepted unmanaged index of U.S. stock market performance.
***SOURCE: BLOOMBERG, L.P._The Standard & Poor's Barra Value Index is a capitalization-weighted index of all the stocks in the Standard & Poor's 500 Composite Stock Price Index that have low price-to-book ratios. It is designed so that approximately 50% of the SPX market capitalization is in the Value Index.

Dreyfus Large Company Value Fund                           October 31, 1995
(formerly Dreyfus Large Company Value Portfolio)_See Note 1
COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN DREYFUS LARGE COMPANY VALUE FUND,
A SERIES OF THE DREYFUS GROWTH AND VALUE FUNDS, INC. AND THE
STANDARD & POOR'S 500 COMPOSITE STOCK PRICE INDEX
Exhibit A
*Source: Lipper Analytical Services, Inc.
Average Annual Total Returns
                        One Year Ended              From Inception (12/29/93)
                       October 31, 1995                to October 31, 1995
                     ---------------------         ---------------------------
                            25.73%                          13.88%
Past performance is not predictive of future performance.
The above graph compares a $10,000 investment made in Dreyfus Large Company Value Fund on 12/29/93 (Inception Date) to a $10,000 investment made in the Standard & Poor's 500 Composite Stock Price Index on that date. For comparative purposes, the value of the Index on 12/31/93 is used as the beginning value on 12/29/93. All dividends and capital gain distributions are reinvested.
The Fund's performance shown in the line graph takes into account all applicable fees and expenses. The Standard & Poor's 500 Composite Stock Price Index is a widely accepted, unmanaged index of overall stock market performance, which does not take into account charges, fees and other expenses. Further information relating to Fund performance, including expense reimbursements, if applicable, is contained in the Condensed Financial Information section of the Prospectus and elsewhere in this report.

$13,096
Standard & Poor's 500
Composite Stock
Price Index*


$12,704
Dreyfus Large Company
Value Fund



DREYFUS LARGE COMPANY VALUE FUND
(FORMERLY DREYFUS LARGE COMPANY VALUE PORTFOLIO)--SEE NOTE 1
STATEMENT OF INVESTMENTS                                                                                 OCTOBER 31, 1995
COMMON STOCKS--100.1%                                                                                SHARES          VALUE
                                                                                                  ------------  ------------
   COMMERCIAL SERVICES--1.5%       Sensormatic Electronics.....................                      4,800       $   102,600
                                                                                                                  ----------
   CONSUMER CYCLICAL--1.9%         Fila Holding S.P.A., A.D.R..................                      3,000           129,375
                                                                                                                  ----------
   CONSUMER DURABLES--3.4%         Eastman Kodak ..............................                      1,800           112,725
                                   Ford Motor..............................                          4,000           115,000
                                                                                                                  ----------
                                                                                                                     227,725
                                                                                                                  ----------
CONSUMER NON-DURABLES--9.5%         First Brands............................                         2,500           114,375
                                    Jones Apparel Group...................(a)                        3,400           116,450
                                    McCormick & Co. (non-voting)............                         4,900           121,275
                                    Philip Morris Cos. .....................                         2,200           185,900
                                    RJR Nabisco Holdings....................                         3,040           93,480
                                                                                                                  ----------
                                                                                                                     631,480
                                                                                                                  ----------
      CONSUMER SERVICES--3.2%      Grand Casinos............................(a)                      2,800           111,300
                                    Wendy's International...................                         5,100           101,363
                                                                                                                  ----------
                                                                                                                     212,663
                                                                                                                  ----------
      CREDIT CYCLICAL--1.6%        Masco                                                             3,900           109,688
                                                                                                                  ----------
      ELECTRICAL EQUIPMENT--1.7%   Westinghouse Electric                                             8,000           113,000
                                                                                                                  ----------
     ELECTRONIC TECHNOLOGY--12.5%  Amdahl...............................(a)                        11,600           107,300
                                   Applied Materials (a)                                            2,200           110,275
                                   Creative Technologies.................(a)                        8,500            98,813
                                   Digital Equipment.....................(a)                        2,100           113,662
                                   EMC..................................(a)                         6,500           100,750
                                   International Business Machines.........                         2,000           194,500
                                   Texas Instruments.......................                         1,600           109,200
                                                                                                                  ----------
                                                                                                                     834,500
                                                                                                                  ----------
      ENERGY MINERALS--7.5%        Amerada Hess                                                      2,300           103,788
                                   Exxon..................................                           1,500           114,562
                                   Mobil..................................                           1,100           110,825
                                   Repsol, S.A., A.D.R. ...................                          1,900            56,287
                                   Texaco..................................                          1,700           115,812
                                                                                                                  ----------
                                                                                                                     501,274
                                                                                                                  ----------
       FINANCE--11.9%              ACE...........................                                    3,300           112,200
                                   Beneficial..............................                          2,200           107,800
                                   Citicorp................................                          1,700           110,288
                                   Dean Witter, Discover & Co..............                          2,000            99,500
                                   Finova Group............................                          2,500           113,125
                                   PMI Group...............................                          2,300           110,400
                                   Prudential Reinsurance Holding..........                          7,000           142,625
                                                                                                                  ----------
                                                                                                                     795,938
                                                                                                                  ----------
     HEALTH TECHNOLOGY--11.6%      Bristol-Myers Squibb.....................                         3,900           297,375
                                   Guidant.............................. ...                         5,291           169,312

Dreyfus Large Company Value Fund
(formerly Dreyfus Large Company Value Portfolio)_See Note 1
Statement of Investments (continued)                                                                          October 31, 1995
Common Stocks (continued)                                                                         Shares            Value
                                                                                               ------------     ------------
HEALTH TECHNOLOGY (CONTINUED)      Rhone Poulenc Rorer.........................                      2,400       $   113,100
                                   Sandoz AG, A.D.R............................                        146           120,477
                                   Schering-Plough.............................                      1,400            75,075
                                                                                                                  ----------
                                                                                                                     775,339
                                                                                                                  ----------
    HEALTH SERVICES--2.2%          Total Renal Care Holdings....................                     7,100           144,663
                                                                                                                  ----------
  INDUSTRIAL SERVICES--1.6%        ENSCO International......................(a)                      6,200           104,625
                                                                                                                  ----------
   NON-ENERGY MINERALS--1.7%       Phelps Dodge................................                      1,800           114,075
                                                                                                                  ----------
     PROCESS INDUSTRIES--5.1%      James River.................................                      3,500           112,437
                                   Monsanto....................................                      1,100           115,225
                                   Praxair.....................................                      4,300           116,100
                                                                                                                  ----------
                                                                                                                     343,762
                                                                                                                  ----------
  PRODUCER MANUFACTURING--3.5%     Olin........................................                      1,700           108,800
                                   Philips Electronics, N.V....................                      3,300           127,462
                                                                                                                  ----------
                                                                                                                     236,262
                                                                                                                  ----------
    RETAIL TRADE--4.6%             Intimate Brands, Cl. A......................                      6,500           108,875
                                    Price/Costco.......................... (a)                       6,500           110,500
                                   Tandy...................................                          1,800            88,875
                                                                                                                   ----------
                                                                                                                     308,250
                                                                                                                   ----------
  TRANSPORTATION--2.1%             Illinois Central, Ser. A................                            700            26,775
                                   Tidewater...............................                          4,200           110,775
                                                                                                                  ----------
                                                                                                                     137,550
                                                                                                                  ----------
       UTILITIES--13.0%            AT&T.......................                                       1,000            64,000
                                   Ameritech...............................                          2,100           113,400
                                   Century Telephone Enterprises...........                          3,700           107,300
                                   Entergy.................................                          4,100           116,850
                                   GTE.....................................                          2,500           103,125
                                   Public Service Company of Colorado......                          3,300           112,613
                                   SBC Communications......................                          1,900           106,162
                                   Texas Utilities.........................                          3,100           113,925
                                   TransCanada Pipelines...................                          2,500           33,438
                                                                                                                  ----------
                                                                                                                     870,813
                                                                                                                  ----------
TOTAL INVESTMENTS (cost $6,373,158)............................................                      100.1%      $6,693,582
                                                                                                    =======        ==========
LIABILITIES, LESS CASH AND RECEIVABLES.........................................                       (.1%)       $  (6,479)
                                                                                                    =======        ==========
NET ASSETS.....................................................................                      100.0%       $6,687,103
                                                                                                    =======       ==========

NOTE TO STATEMENT OF INVESTMENTS:
    (a)  Non-income producing.
See notes to financial statements.

DREYFUS LARGE COMPANY VALUE FUND
(FORMERLY DREYFUS LARGE COMPANY VALUE PORTFOLIO)--SEE NOTE 1
STATEMENT OF ASSETS AND LIABILITIES                                                                  OCTOBER 31, 1995
ASSETS:
    Investments in securities, at value
      (cost $6,373,158)--see statement......................................                                      $6,693,582
    Cash....................................................................                                         267,631
    Receivable for investment securities sold...............................                                         478,108
    Dividends and interest receivable.......................................                                           5,261
    Prepaid expenses........................................................                                          22,018
    Due from The Dreyfus Corporation........................................                                           5,026
                                                                                                                  ----------
                                                                                                                   7,471,626
LIABILITIES:
    Payable for investment securities purchased.............................                       $746,280
    Net unrealized depreciation on foward currency
      exchange contracts_Note 4(a)..........................................                          1,330
    Accrued expenses........................................................                         36,913          784,523
                                                                                                   ---------      ----------
NET ASSETS  ................................................................                                      $6,687,103
                                                                                                                  ==========
REPRESENTED BY:
    Paid-in capital.........................................................                                      $5,428,829
    Accumulated undistributed investment income_net.........................                                          70,159
    Accumulated undistributed net realized gain on investments..............                                         869,021
    Accumulated net unrealized appreciation on investments and
      foreign currency transactions_Note 4(b)...............................                                         319,094
                                                                                                                  ----------
NET ASSETS at value applicable to 432,494 shares outstanding
    (100 million shares of $.001 par value Common Stock authorized).........                                      $6,687,103
                                                                                                                  ==========
NET ASSET VALUE per share ($6,687,103 / 432,494 shares).....................                                          $15.46
                                                                                                                     =======







See notes to financial statements.

DREYFUS LARGE COMPANY VALUE FUND
(FORMERLY DREYFUS LARGE COMPANY VALUE PORTFOLIO)--SEE NOTE 1
STATEMENT OF OPERATIONS                                                                        YEAR ENDED OCTOBER 31, 1995
INVESTMENT INCOME:
    INCOME:
      Cash dividends (net of $1,891 foreign taxes withheld at source).......                         $130,029
      Interest..............................................................                           12,241
                                                                                                     --------
            TOTAL INCOME....................................................                                       $  142,270
    EXPENSES:
      Management fee--Note 3(a).............................................                        43,242
      Shareholder servicing costs_Note 3(b,c)...............................                        44,105
      Legal fees............................................................                        19,747
      Auditing fees.........................................................                        15,282
      Registration fees.....................................................                         9,739
      Organization expenses.................................................                         5,425
      Directors' fees and expenses_Note 3(d)................................                         4,384
      Prospectus and shareholders' reports..................................                         3,310
      Custodian fees........................................................                         2,753
      Miscellaneous.........................................................                         1,315
                                                                                                  --------
                                                                                                   149,302
      Less_expense reimbursement from Manager
          due to undertakings_Note 3(a).....................................                       101,479
                                                                                                 --------
            TOTAL EXPENSES..................................................                                           47,823
                                                                                                                     ---------
            INVESTMENT INCOME--NET..........................................                                           94,447
REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
      Net realized gain on investments--Note 4(a)...........................                      $924,046
      Net unrealized appreciation on investments and foreign currency transactions                 318,810
                                                                                                  --------
            NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS.................                                        1,242,856
                                                                                                                   ----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS........................                                       $1,337,303
                                                                                                                   ==========






See notes to financial statements.

DREYFUS LARGE COMPANY VALUE FUND
(FORMERLY DREYFUS LARGE COMPANY VALUE PORTFOLIO)--SEE NOTE 1
STATEMENT OF CHANGES IN NET ASSETS
                                                                                             YEAR ENDED OCTOBER 31,
                                                                                         ----------------------------
                                                                                              1994*            1995
                                                                                          ------------  ------------
OPERATIONS:
    Investment income--net..................................................              $   106,661     $   94,447
    Net realized gain (loss) on investments.................................                  (55,025)       924,046
    Net unrealized appreciation on investments for the year.................                     284         318,810
                                                                                          ------------  ------------
      NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS..................                  51,920       1,337,303
                                                                                          ------------  ------------
DIVIDENDS TO SHAREHOLDERS FROM:
    Investment income-net...................................................                   --          (130,949)
                                                                                          ------------  ------------
CAPITAL STOCK TRANSACTIONS:
    Net proceeds from shares sold...........................................                5,101,555       224,848
    Dividends reinvested....................................................                   --           130,949
    Cost of shares redeemed.................................................                 (10,077)      (43,446)
                                                                                          ------------  ------------
      INCREASE IN NET ASSETS FROM CAPITAL STOCK TRANSACTIONS................                5,091,478        312,351
                                                                                          ------------  ------------
          TOTAL INCREASE IN NET ASSETS......................................                5,143,398     1,518,705
NET ASSETS:
    Beginning of year.......................................................                   25,000     5,168,398
                                                                                          ------------  ------------
    End of year (including undistributed investment income_net:
      $106,661 in 1994 and $70,159 in 1995).................................               $5,168,398     $6,687,103
                                                                                          ============  ============
                                                                                              SHARES          SHARES
                                                                                          ------------  ------------
CAPITAL SHARE TRANSACTIONS:
    Shares sold.............................................................                 407,991          15,585
    Shares issued for dividends reinvested..................................                   --             11,116
    Shares redeemed.........................................................                   (774)         (3,424)
                                                                                          ------------  ------------
      NET INCREASE IN SHARES OUTSTANDING....................................                 407,217          23,277
                                                                                          ============  ============
    *From December 29, 1993 (commencement of operations) to October 31, 1994.





See notes to financial statements.
DREYFUS LARGE COMPANY VALUE FUND
(FORMERLY DREYFUS LARGE COMPANY VALUE PORTFOLIO)--SEE NOTE 1
FINANCIAL HIGHLIGHTS
    Contained below is per share operating performance data for a share of Common Stock outstanding, total investment return, ratios to average net assets and other supplemental data for each year indicated. This information has been derived from the Series' financial statements.


                                                                                               YEAR ENDED OCTOBER 31,
                                                                                            -------------------------
                                                                                             1994(1)          1995
                                                                                             ------          ------
PER SHARE DATA:
    Net asset value, beginning of year.........................................               $12.50         $12.63
                                                                                             ------          ------
    INVESTMENT OPERATIONS:
    Investment income--net.....................................................                  .26            .22
    Net realized and unrealized gain (loss) on investments.....................                (.13)           2.93
                                                                                             ------          ------
      TOTAL FROM INVESTMENT OPERATIONS.........................................                 .13            3.15
                                                                                             ------          ------
    DISTRIBUTIONS:
    Dividends from investment income--net......................................                 --             (.32)
                                                                                             ------          ------
    Net asset value, end of year...............................................              $12.63          $15.46
                                                                                             ======          ======
TOTAL INVESTMENT RETURN........................................................                1.04%(2)       25.73%
RATIOS/SUPPLEMENTAL DATA:
    Ratio of expenses to average net assets....................................                 --              .83%
    Ratio of net investment income to average net assets.......................                2.08%(2)        1.64%
    Decrease reflected in above expense ratios
      due to undertakings by the Manager.......................................                2.01%(2)        1.76%
    Portfolio Turnover Rate....................................................               48.35%(2)      143.61%
    Net Assets, end of year (000's omitted)....................................               $5,168          $6,687
    (1)  From December 29, 1993 (commencement of operations) to October 31, 1994.
    (2)  Not annualized.





See notes to financial statements.
DREYFUS LARGE COMPANY VALUE FUND
(FORMERLY DREYFUS LARGE COMPANY VALUE PORTFOLIO)--SEE NOTE 1
NOTES TO FINANCIAL STATEMENTS
NOTE 1--SIGNIFICANT ACCOUNTING POLICIES:
    Dreyfus Growth and Value Funds, Inc. (the "Fund") is registered under the Investment Company Act of 1940 ("Act") as a diversified open-end management investment company and operates as a series company currently offering eight series, including the Dreyfus Large Company Value Fund (the "Series").
Premier Mutual Fund Services, Inc. (the "Distributor") acts as the distributor of the Fund's shares, which are sold to the public without a sales charge. The Distributor, located at One Exchange Place, Boston, Massachusetts 02109, is a wholly-owned subsidiary of FDI Distribution Services, Inc., a provider of mutual fund administration services, which in turn is a wholly-owned subsidiary of FDI Holdings, Inc., the parent company of which is Boston Institutional Group, Inc. The Dreyfus Corporation ("Manager") serves as the Fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A.
    On September 14, 1995, the Fund's Directors approved a change of the Fund's name, effective October 1, 1995, from "Dreyfus Focus Funds, Inc." to "Dreyfus Growth and Value Funds, Inc." and the Series was renamed Dreyfus Large Company Value Fund.
    The Fund accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series' operations; expenses which are applicable to all series are allocated among them on a pro rata basis.
    As of October 31, 1995, Major Trading Corporation, a subsidiary of Mellon Bank Investments Corporation, the parent company of which is Mellon Bank, held 412,920 shares of Dreyfus Large Company Value Fund.
    (A) PORTFOLIO VALUATION: The Series' investments in securities (including options and financial futures) are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices, except for open short positions, where the asked price is used for valuation purposes. Bid price is used when no asked price is available. Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange.
    (B) FOREIGN CURRENCY TRANSACTIONS: The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.
    Net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities, resulting from changes in exchange rates. Such gains and losses are included with net realized and unrealized gain or loss on investments.
    (C) SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, amortization of discount on investments, is recognized on the accrual basis.
    (D) DIVIDENDS TO SHAREHOLDERS: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gain are normally declared and paid annually, but the Series may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. To the extent that net realized capital gain can be offset by capital loss carryovers, if any, it is the policy of the Series not to distribute such gain.
    (E) FEDERAL INCOME TAXES: It is the policy of the Series to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Internal Revenue Code, and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes.
NOTE 2--BANK LINE OF CREDIT:
    In accordance with an agreement with a bank, the Series may borrow up to $2 million under a short-term unsecured line of credit. Interest on borrowings is charged at rates which are related to Federal Funds rates in effect from time to time.
    During the year ended October 31, 1995, there were no borrowings under the line of credit.
NOTE 3--MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES:
    (A) Pursuant to a management agreement ("Agreement") with the Manager, the management fee is computed at the annual rate of .75 of 1% of the average daily value of the Series' net assets and is payable monthly. The Agreement provides that if in any full fiscal year the aggregate expenses of the Series, exclusive of taxes, brokerage, interest on borrowings and extraordinary expenses, exceed the expense limitation of any state having jurisdiction over the Series, the Series may deduct from payments to be made to the Manager, or the Manager will bear the amount of such excess to the extent required by state law. The most stringent state expense limitation applicable to the Series presently requires reimbursement of expenses in any full fiscal year that such expenses (exclusive of certain expenses as described above) exceed 2 1/2% of the first $30 million, 2% of the next $70 million and 1 1/2% of the excess over $100 million of the average value of the Series' net assets in accordance with California "blue sky" regulations. However, the Manager had undertaken from November 1, 1994 through December
31, 1994, to assume all expenses of the Series (exclusive of certain expenses as described above) and thereafter had undertaken through July 10, 1995 to waive receipt of the management, service and distribution fees. The Manager has currently undertaken from July 11, 1995 through October 31, 1996 to reduce the management fee paid by or reimburse such excess expenses of the Series, to the extent that the Series' aggregate annual expenses (exclusive of certain expenses as described above) exceed an annual rate of 1.25 of 1% of the average daily value of the Series' net assets. The expense reimbursement, pursuant to the undertakings, amounted to $101,479 for the year ended October 31, 1995.
    The undertaking may be modified by the Manager from time to time, provided that the resulting expense reimbursement would not be less than the amount required pursuant to the agreement.
    (B) Prior to September 30, 1995, the Fund had a Distribution Plan (the "Plan") adopted pursuant to Rule 12b-1 under the Act, which provided that the Fund (a) reimburse the Distributor for payments to certain Service Agents for distributing the Series' shares and (b) pay the Manager, Dreyfus Service Corporation, a wholly-owned subsidiary of the Manager, and any affiliate of either of them for advertising and marketing relating to the Series, at an aggregate annual rate of .50 of 1% of the value of the Series' average daily net assets. Under the Plan, the Distributor was permitted to pay one or more Service Agents in respect of distribution services. The Distributor determined the amounts, if any, to be paid to Service Agents under the Plan and the basis on which such payments were made. The fees payable under the Plan were payable without regard to actual expenses incurred. The Plan also separately provided for the Fund to bear the costs of preparing, printing and distributing certain of the Fund's prospectuses and statements of additional information and costs associated with implementing and operating the Plan, not to exceed the greater of $100,000 or .005 of 1% of the Series' average daily net assets for any full fiscal year. For the period from November 1, 1994 to September 30, 1995, the Series was charged $27,726 pursuant to the Plan. Effective September 30, 1995, the Fund's Plan was terminated.
    (C) Under the Shareholder Services Plan, the Series pays the Distributor at an annual rate of .25 of 1% of the value of the Series' average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the Series and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents in respect of these services. The Distributor determines the amounts to be paid to Service
Agents. During the year ended October 31, 1995, the Series was charged an aggregate of $14,414 pursuant to the Shareholder Services Plan.
    (D) Each director who is not an "affiliated person" as defined in the Act receives from the Fund an annual fee of $5,000 and an attendance fee of $500 per meeting. The Chairman of the Board receives an additional 25% of such compensation. Prior to September 14, 1995, the annual fee was $3,000 and the attendance fee was $250.
NOTE 4--SECURITIES TRANSACTIONS:
    (A) The aggregate amount of purchases and sales of investment securities, other than short-term securities, during the year ended October 31, 1995, amounted to $8,474,209 and $7,967,832, respectively.
The following summarizes open forward currency contracts at October 31, 1995;




                                                                                          U.S. DOLLAR    UNREALIZED
FORWARD CURRENCY SALE CONTRACTS                                            PROCEEDS          VALUE      (DEPRECIATION)
-----------------------------------                                      ----------      ----------    -------------
    Swiss Francs, expiring 12/18/95.........................                  $90,000      $91,330          ($1,330)
                                                                                                            =========


    The Fund enters into forward currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings. When executing forward currency exchange contracts, the Series is obligated to buy or sell a foreign currency at a specified rate on a certain date in the future. With respect to sales of forward currency exchange contracts, the Fund would incur a loss if the value of the contract increases between the date the forward contract is opened and the date the forward contract is closed. The Series realizes a gain if the value of the contract decreases between those dates. With respect to purchases of forward currency exchange contracts, the Series would incur a loss if the value of the contract decreases between the date the forward contract is opened and the date the forward contract is closed. The Series realizes a gain if the value of the contract increases between those dates. The Series is also exposed to credit risk associated with counter party nonperformance on these forward currency exchange contracts which is typically limited to the unrealized gains on such contracts that are recognized in the Statement of Assets and Liabilities.
    (B) At October 31, 1995, accumulated net unrealized appreciation on investments was $319,094, consisting of $457,296 gross unrealized appreciation and $138,202 gross unrealized depreciation.
    At October 31, 1995, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).
DREYFUS LARGE COMPANY VALUE FUND
(FORMERLY DREYFUS LARGE COMPANY VALUE PORTFOLIO)--SEE NOTE 1
REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS
SHAREHOLDERS AND BOARD OF DIRECTORS
DREYFUS LARGE COMPANY VALUE FUND
    We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Dreyfus Large Company Value Fund (formerly Dreyfus Large Company Value Portfolio), one of the Series constituting Dreyfus Growth and Value Funds, Inc., as of October 31, 1995, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the years indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
    We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 1995 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
    In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Large Company Value Fund at October 31, 1995, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated years, in conformity with generally accepted accounting principles.


(Ernst & Young LLP signature logo)


New York, New York
December 7, 1995




[Dreyfus lion "d" logo]
THE DREYFUS CORPORATION
200 PARK AVENUE
NEW YORK, NY 10166
Custodian
THE BANK OF NEW YORK
90 WASHINGTON STREET
NEW YORK, NY 10286
Transfer Agent &
Dividend Disbursing Agent
FIRST DATA INVESTOR SERVICES GROUP, INC.
P.O. BOX 9671
PROVIDENCE, RI 02940




FURTHER INFORMATION IS CONTAINED
IN THE PROSPECTUS, WHICH MUST
PRECEDE OR ACCOMPANY THIS REPORT.





PRINTED IN U.S.A.                           251AR9510
[Dreyfus logo]

Large Company
Value Fund
Annual Report
OCTOBER 31, 1995






DREYFUS SMALL COMPANY VALUE FUND
(FORMERLY DREYFUS SMALL COMPANY VALUE PORTFOLIO)-SEE NOTE 1
LETTER TO SHAREHOLDERS
Dear Shareholder:
    We are pleased to send you this annual report for Dreyfus Small Company Value Fund, a series of Dreyfus Growth & Value Funds (formerly Dreyfus Focus Funds, Inc.) This letter covers the fiscal year ended October 31, 1995. It provides the Portfolio's results as well as describes the Fund's significant investment strategies. To place the Fund's operations in a broader setting, we also discuss the economic and market environments during the period under review.
ECONOMIC ENVIRONMENT
    The much-desired soft landing for the U.S. economy that the Federal Reserve Board has been striving to attain appears to have occurred. This is the result of more than a year of moves by the Fed to tighten interest rates, followed by a token loosening of the reins last summer. Now that the economy is no longer as overactive, the central bank must concern itself with the possibility that the economy might slow down more than would be desirable.
    In the meantime, the rate of inflation appears to be under firm control. Consumer prices have advanced only at a very moderate pace, and average wages have barely inched ahead. Unemployment has not gotten out of hand, and hovers near the so-called full employment level.
    Retail spending has settled down, we believe in part because consumers are carrying large debit balances in mortgage and credit card debts. To what extent this will affect holiday shopping remains to be seen. The industrial sector of the economy, however, appears to be forging ahead.
MARKET ENVIRONMENT
    As your Fund reached the end of its fiscal year, October 31, 1995, stocks were not far below the record levels they had reached earlier in the fall.
    Among the factors accounting for this market strength were good corporate profits and low interest rates. Third quarter profit reports from leading corporations, while not universally favorable, were better than earlier quarters. The extensive lean and mean corporate reorganizations of the past few years appear to be paying off. Even though the pricing environment for most corporate products is extremely competitive, manufacturers and service providers appear able to squeeze out improved profits.
    How long that continuing improvement will last is an open question. Many economists think that profit levels may flatten out over the coming months. The recent record on that score, however, has been encouraging.
    Interest rates also have buoyed stock prices and sustained the bond market. As the cost of borrowing has steadily decreased, many corporations have benefitted. This advantage has been particularly notable with public utilities.
    Another factor in market strength has been the relentless advance of technology, which has virtually forced corporations - and now individual households as well - to reequip in order to keep up with technical progress. The obvious result has been seen in record prices commanded during the year by high technology stocks. While some disillusionment may set in, the market appears to have taken a very optimistic view of the long-range outlook for these companies.
    In addition, many equities have been favorably affected by the very large inflow of investment money, on a regular basis, from 401(k) and other retirement plans. To be sure, money managers could at some point turn off the spigot, and divert this cash flow into bonds or money market instruments. During the past year, however, equity purchases by pension funds and other retirement investors have provided a supportive background for stock prices.
    However, there are some concerns. One of the most significant has been the wrangling between Congress and the White House over how to reduce Government spending and cut the burden of the Government's perennial deficit. Hopefully, this impasse will be settled soon, perhaps by the time this letter reaches its readers. In the meantime, the uncertainties in Washington have been a source of worry to investors.

    The fading value of the U.S. dollar has also been a question mark. Yet, after hitting a low last spring, the dollar has gradually recovered some lost ground. This dollar rebound reflects weakness in the economies of Western Europe and Japan, but also the strengthening of economic activity here at home.
PORTFOLIO OVERVIEW
    For the year ended October 31, 1995, the Fund's total return was 21.30%* compared to 18.35% for its benchmark, the Russell 2000 Index.** The Portfolio enjoyed the benefits of the restructuring and merger themes pervading the equity markets today. The Fund's holdings in technology stocks, including Megatest, Microtec Research and Conner Peripherals, benefitted from the merger activity. Our investment strategy is to seek out companies evidencing value characteristics, good and improving business fundamentals and positive business momentum. The search for value is not narrowly defined with rigid criteria but centers around those situations where the price/earnings and price/book value ratios are low. The focus on momentum can come via financial clues, restructurings, or positive insider buying trends.
    We believe value in the stock market is not hard to find. However, with a slowing economic environment, finding the combination of value and improving or accelerating business trends is more difficult. There is a considerable amount of uncertainty as to the sustainability of the positive economic environment we have seen over the last two years. This is causing companies to report signs of slowdown in demand and to report earnings reflecting this. However, investors are willing to sell securities on any hint of bad news. This is causing a high degree of volatility in the stock market with equities being traded like commodities. We are employing a strategy to moderate the Fund's economic sensitivity and repositioning cash in companies exhibiting consistent patterns of earnings growth and earnings stability.
    With the increased market volatility comes opportunity and we shall seek to capitalize on this. The Fund is positioned to seek to capitalize on the themes of bank and savings & loan consolidation. We have considerable weightings in two geographic markets - New York and California. We also believe the trend is positive in the oil service industry and that this group will also enjoy continued consolidation.
    In the domestic housing market orders, backlogs, and profit margins are accelerating for most builders. Your Fund has exposure to this trend in various geographic markets throughout the U.S. The Fund was positively affected by its holdings in Continental Homes Holding, Beazer Homes USA and U.S. Home, which appreciated in value.
    The retail environment appears very weak; the consumer is extended and the level of consumer debt in default is increasing. This being so, the Fund has kept retail exposure to a small percentage of assets though the stock valuations are compelling. However, the Fund's retail stock holdings, including Hi-Lo Automotive, and Egghead, lagged the broad market advance. Because the portfolio is focused on valuation, the electronic technology weighting is under 20% of assets. The Fund was negatively affected by this underweighting since technology was one of the best performing sectors of the year.
    In closing, we are optimistic about the future. We find no shortage of value in individual companies. However, we are concerned that the stock market, as a whole, is high on most measures of value. It looks more reasonable on earnings than on any other historical measure. We feel the economy is slow, however, and the risk to earnings is above average today. Thus, we feel there is reason to be cautious.
                              Sincerely,
                          [David Diamond signature logo]
                              David Diamond
                              Portfolio Manager
November 21, 1995
New York, N.Y.
* Total return includes reinvestment of dividends and any capital gains paid.
**SOURCE: LIPPER ANALYTICAL SERVICES, INC. - Reflects the reinvestment of income dividends and, where applicable, capital gain distributions. The Russell 2000 Index is a widely accepted unmanaged index of small cap stock performance.

DREYFUS SMALL COMPANY VALUE FUND                             OCTOBER 31, 1995
(FORMERLY DREYFUS SMALL COMPANY VALUE PORTFOLIO)-SEE NOTE 1
COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN DREYFUS SMALL COMPANY VALUE FUND,
A SERIES OF THE DREYFUS GROWTH AND VALUE FUNDS, INC. AND THE RUSSELL 2000
INDEX

Dollars
$12,062
Dreyfus Small Company
Value Fund
$11,791
Russell 2000 Index*
*Source: Lipper Analytical Services, Inc.
AVERAGE ANNUAL TOTAL RETURNS
              ONE YEAR ENDED                        FROM INCEPTION (12/29/93)
             OCTOBER 31, 1995                          TO OCTOBER 31, 1995
           -------------------                   -----------------------------
                  21.30%                                     10.72%
Past performance is not predictive of future performance.
The above graph compares a $10,000 investment made in Dreyfus Small Company Value Fund on 12/29/93 (Inception Date) to a $10,000 investment made in the Russell 2000 Index on that date. For comparative purposes, the value of the Index on 12/31/93 is used as the beginning value on 12/29/93. All dividends and capital gain distributions are reinvested.
The Fund's performance shown in the line graph takes into account all applicable fees and expenses. The Russell 2000 Index is an unmanaged index and is composed of the 2,000 smallest companies in the Russell 3000 Index.
The Russell 3000 Index is composed of 3,000 of the largest U.S. companies by market capitalization. The Index does not take into account charges, fees and other expenses. Further information relating to Fund performance, including expense reimbursements, if applicable, is contained in the Condensed
Financial Information section of the Prospectus and elsewhere in this report.

DREYFUS SMALL COMPANY VALUE FUND
(FORMERLY DREYFUS SMALL COMPANY VALUE PORTFOLIO)-SEE NOTE 1
STATEMENT OF INVESTMENTS                                                                              OCTOBER 31, 1995

COMMON STOCKS-90.1%                                                                                 SHARES           VALUE
                                                                                                  ------------  ------------
  COMMERCIAL SERVICES-3.7%          Bowne & Co.................................                      4,500       $   83,813
                                    Graphic Industries.........................                      3,600           35,100
                                    Hughes Supply..............................                      1,000           24,125
                                    Nash Finch.................................                      1,000           17,875
                                    True North Communications..................                      3,700           74,925
                                                                                                                 ------------
                                                                                                                    235,838
                                                                                                                 ------------
  CONSUMER DURABLES-6.6%            Bally Gaming International..............(a)                      4,900           51,450
                                    Beazer Homes USA........................(a)                      4,200           73,500
                                    Continental Homes Holding..................                      3,100           63,550
                                    De Rigo S.P.A., A.D.R. ....................                      1,000           20,625
                                    La-Z-Boy Chair.............................                      2,000           59,500
                                    Lifetime Hoan...........................(a)                      1,400           13,300
                                    SPX........................................                      3,200           49,600
                                    Scotts, Cl. A...........................(a)                      1,500           29,813
                                    U.S. Home...............................(a)                      2,200           59,125
                                                                                                                 ------------
                                                                                                                    420,463
                                                                                                                 ------------
  CONSUMER NON-DURABLES-4.3%        Alberto-Culver, Cl. A......................                      3,300           89,100
                                    Block Drug, Cl. A (non-voting).............                      1,000           38,500
                                    Jones Apparel Group......................(a)                       900           30,825
                                    Maybelline.................................                      2,000           47,250
                                    Paragon Trade Brands....................(a)                      3,600           57,150
                                    Tultex..................................(a)                      3,000           14,250
                                                                                                                 -------------
                                                                                                                    277,075
                                                                                                                 -------------
  CONSUMER SERVICES-7.0%            Chris-Craft Industries..................(a)                      2,797          111,530
                                    Evergreen Media, Cl. A..................(a)                      1,840           50,140
                                    Hollinger International, Cl. A.............                      6,000           69,000
                                    Price Communications....................(a)                      2,000           16,375
                                    Ryan's Family Steak House...............(a)                      5,100           39,525
                                    SFX Broadcasting, Cl. A.................(a)                      3,400           91,800
                                    ShowBiz Pizza Time......................(a)                      5,500           67,375
                                                                                                                 ------------
                                                                                                                    445,745
                                                                                                                 ------------
  ELECTRONIC TECHNOLOGY-14.5%       Ade........................................                      5,000           75,000
                                    Banyan Systems..........................(a)                      3,500           27,344
                                    BE Aerospace............................(a)                      9,200           72,450
                                    Conner Peripherals......................(a)                      3,600           64,800
                                    Dynatech................................(a)                      1,500           22,500
                                    ESS Technology.............................                        700           21,000
                                    Etec Systems...............................                     15,000          165,000
                                     GTI....................................(a)                      2,000           34,000
                                    Measurex...................................                      1,600           49,200
                                    Megatest................................(a)                      2,500           73,750

DREYFUS SMALL COMPANY VALUE FUND
(FORMERLY DREYFUS SMALL COMPANY VALUE PORTFOLIO)-SEE NOTE 1
STATEMENT OF INVESTMENTS (CONTINUED)                                                                   OCTOBER 31, 1995
COMMON STOCKS (CONTINUED)                                                                        SHARES            VALUE
                                                                                              ------------   ---------------

  ELECTRONIC TECHNOLOGY (CONTINUED) Microtec Research..........................                      5,000       $   69,687
                                    Tegal......................................                      9,000          114,750
                                    Truevision..............................(a)                      8,500           65,875
                                    Zoom Telephonics........................(a)                      4,600           74,750
                                                                                                             ---------------
                                                                                                                    930,106
                                                                                                             ---------------
  ENERGY MINERALS-2.2%              Cross Timbers Oil..........................                      2,000           29,000
                                    Diamond Shamrock...........................                        800            20,600
                                    Santa Fe Energy Resources...............(a)                      6,000           53,250
                                    Swift Energy............................(a)                      4,000           35,500
                                                                                                             ---------------
                                                                                                                    138,350
                                                                                                             ---------------
  FINANCE-15.5%                     Allmerica Property & Casualty Cos..........                        800           18,200
                                    Astoria Financial..........................                      1,000           42,875
                                    Bay Ridge Bancorp.......................(a)                      1,800           38,475
                                    Bay View Capital...........................                      2,500           66,250
                                    Brooklyn Bancorp........................(a)                      1,200           47,250
                                    Citizens...................................                      1,000           18,125
                                    City National..............................                      3,000           39,750
                                    Community Bank System......................                      2,300           72,450
                                    Downey Financial...........................                      2,900           59,088
                                    First Palm Beach Bancorp...................                      2,600           59,150
                                    Fleet Financial Group......................                      1,713           66,379
                                    Fleet Financial Group (Warrants)........(a)                        224            2,268
                                    Fremont General...........................                       1,000           29,000
                                    Glendale Federal Bank FSB...............(a)                      2,000           32,000
                                    Greater New York Savings Bank...........(a)                      2,000           24,000
                                    Horace Mann Educators......................                      1,700           45,262
                                    Interpool...............................(a)                      2,000           32,000
                                    Long Island Bancorp........................                      2,500           57,187
                                    MLF Bancorp................................                      1,700           38,250
                                    PXRE.......................................                        800           20,400
                                    Patriot American Hospitality...............                      1,000           24,375
                                    SFFed......................................                      1,500           45,750
                                    Security-Connecticut....................                         1,500           39,000
                                    Standard Financial......................(a)                      2,400           33,000
                                    Summit Properties..........................                        900           16,650
                                    Transnational Re, Cl. A.................(a)                      1,200           26,850
                                                                                                             --------------
                                                                                                                    993,984
                                                                                                             --------------
  HEALTH SERVICES-1.6%              Enterprise Systems.........................                        500           11,688
                                    Pediatrix Medical Group....................                      2,000           43,250
                                    Sterling Heathcare Group................(a)                      2,000           27,500
                                    Total Renal Care Holdings..................                      1,000           20,375
                                                                                                             --------------
                                                                                                                    102,813
                                                                                                             ---------------









DREYFUS SMALL COMPANY VALUE FUND
(FORMERLY DREYFUS SMALL COMPANY VALUE PORTFOLIO)-SEE NOTE 1
STATEMENT OF INVESTMENTS (CONTINUED)                                                                      OCTOBER 31, 1995
COMMON STOCKS (CONTINUED)                                                                          SHARES          VALUE
                                                                                           ---------------   ---------------
  HEALTH TECHNOLOGY-1.5%            Advanced Technology Laboratories........(a)                      2,300       $   41,400
                                     Kinetic Concepts..........................                      5,000           55,625
                                                                                                             ---------------
                                                                                                                     97,025
                                                                                                             ---------------
  INDUSTRIAL SERVICES-5.1%          Hornbeck Offshore Services..............(a)                      4,500           65,813
                                    Lufkin Industries..........................                      2,500           46,250
                                    Marine Drilling Cos. ...................(a)                      2,500            9,375
                                    Noble Drilling..........................(a)                      5,800           40,600
                                    Rowan Cos. .............................(a)                      8,000           53,000
                                    Stolt Comex Seaway, S.A. ...............(a)                      5,000           44,063
                                    Tuboscope Vetco International...........(a)                      7,100           41,712
                                    Weatherford Enterra.....................(a)                     1,200            28,950
                                                                                                             ---------------
                                                                                                                    329,763
                                                                                                             ---------------
  NON-ENERGY MINERALS-.8%           Texas Industries...........................                      1,000           52,625
                                                                                                             ---------------
  PROCESS INDUSTRIES-3.6%           Applied Extrusion Technologies..........(a)                      2,000           30,750
                                    Calgon Carbon..............................                      5,000           56,875
                                    Dexter.....................................                      2,000           47,750
                                    Fuller (H.B.) .............................                        900           28,350
                                    International Specialty Products...........                      1,500           12,937
                                    Slocan Forest Products.....................                      2,108           20,209
                                    Stepan.....................................                      2,000           31,500
                                                                                                             ---------------
                                                                                                                    228,371
                                                                                                             ---------------
  PRODUCER MANUFACTURING-7.8%       General Scanning...........................                      4,000           48,000
                                    Handy & Harman.............................                     2,100           29,663
                                    INDRESCO................................(a)                      3,600           61,650
                                    Oakley.....................................                        500           17,250
                                    Talley Industries.......................(a)                      6,500           56,875
                                    Triarc Cos., Cl. A......................(a)                      3,000           28,500
                                    UNR Industries.............................                      7,500           62,812
                                    U.S. Industries............................                      5,100           76,500
                                    Zero.......................................                      2,700           41,175
                                    Zurn Industries............................                      1,000           25,000
                                    Zycon.......................................                     4,000           50,000
                                                                                                             ---------------
                                                                                                                    497,425
                                                                                                             ---------------
  RETAIL TRADE-6.8%                 CPI........................................                      2,500           45,625
                                    Carr-Gottstein Foods....................(a)                      3,000           24,000
                                    Egghead.................................(a)                      1,500           10,313
                                    Fay's......................................                      5,000           40,000
                                    Finish Line, Cl. A.................... .(a)                      6,000           53,250
                                    Hi-Lo Automotive........................(a)                      3,600           21,150
                                    Neiman-Marcus Group........................                      3,000           51,375
                                    Pier 1 Imports.............................                      6,380           61,408

DREYFUS SMALL COMPANY VALUE FUND
(FORMERLY DREYFUS SMALL COMPANY VALUE PORTFOLIO)-SEE NOTE 1
STATEMENT OF INVESTMENTS (CONTINUED)                                                                       OCTOBER 31, 1995
COMMON STOCKS (CONTINUED)                                                                       SHARES             VALUE
                                                                                            --------------   --------------
  RETAIL TRADE (CONTINUED)           Venture Stores............................                        300        $   1,125
                                     Waban..................................(a)                      4,100           64,062
                                    Younkers................................(a)                      3,000           65,625
                                                                                                             ---------------
                                                                                                                    437,933
                                                                                                             ---------------
  TECHNOLOGY SERVICES-2.7%          Cooper & Chyan Technology..................                        500            7,062
                                    Health Payment Review......................                      3,000           78,000
                                    Legato Systems..........................                           500           18,250
                                    Logic Works................................                        500            7,625
                                    Premenos Technology........................                        800           31,400
                                    Smith Micro Software.......................                      2,500           30,625
                                                                                                             ---------------
                                                                                                                    172,962
                                                                                                             ---------------
  TRANSPORTATION-5.3%               Harper Group...............................                      3,500           63,000
                                    Midwest Express Holdings...................                      2,500           62,812
                                    Sea Containers, Cl. A......................                      5,000           91,250
                                    Stolt-Nielsen, S.A. .......................                      3,000           90,000
                                    Teekay Shipping............................                      1,500           34,875
                                                                                                             ---------------
                                                                                                                    341,937
                                                                                                             ---------------
  UTILITIES-1.1%                    Central Maine Power........................                      2,700           37,462
                                    NGC........................................                      2,232           20,088
                                    Tel-Save Holdings..........................                      1,000           13,875
                                                                                                             ---------------
                                                                                                                     71,425
                                                                                                             ---------------
                                    TOTAL COMMON STOCKS
                                    (cost $5,475,604)..........................                                  $5,773,840
                                                                                                             ===============
                                                                                               PRINCIPAL
SHORT-TERM INVESTMENTS-9.6%                                                                    AMOUNT
                                                                                            ---------------
  U.S. TREASURY BILLS:              5.37%, 11/2/95..........................(b)                $   236,000      $  235,965
                                    5.16%, 11/9/95.............................                     33,000          32,962
                                    5.13%, 12/7/95.............................                    101,000         100,490
                                    5.28%, 12/14/95.........................(b)                    245,000         243,474
                                                                                                             ---------------
                                    TOTAL SHORT-TERM INVESTMENTS
                                    (cost $612,864)............................                                $   612,891
                                                                                                             ===============
TOTAL INVESTMENTS(cost $6,088,468).............................................                      99.7%      $6,386,731
                                                                                             =============   ==============
CASH AND RECEIVABLES (NET).....................................................                        .3%      $   17,221
                                                                                             =============   ==============
NET ASSETS.....................................................................                     100.0%      $6,403,952
                                                                                             =============   ==============
NOTES TO STATEMENT OF INVESTMENTS:
    (a)  Non-income producing.
    (b)  Partially held by broker as collateral for open short positions.

See notes to financial statements.

DREYFUS SMALL COMPANY VALUE FUND
(FORMERLY DREYFUS SMALL COMPANY VALUE PORTFOLIO)-SEE NOTE 1
STATEMENT OF SECURITIES SOLD SHORT                                                                        OCTOBER 31, 1995
COMMON STOCK-6.3%                                                                               SHARES             VALUE
                                                                                           ---------------   --------------
Availl.........................................................................                      5,000        $  41,875
C-COR Electronics..............................................................                      2,200           50,600
Champion Industries............................................................                      1,100           23,100
Elcor..........................................................................                      1,500           31,500
Electronics For Imaging........................................................                        300           24,675
Fritz Cos. ....................................................................                      2,070           72,450
Lance..........................................................................                      1,600           27,000
Presstek.......................................................................                      1,000           47,500
Semtech........................................................................                      1,000           25,625
Symbol Technologies............................................................                      1,100           38,363
WMS Industries.................................................................                         40              785
Williams-Sonoma................................................................                      1,000           17,375
                                                                                                             ---------------
TOTAL SECURITIES SOLD SHORT
    (proceeds $348,375)........................................................                                    $400,848
                                                                                                             ===============

















See notes to financial statements.

DREYFUS SMALL COMPANY VALUE FUND
(FORMERLY DREYFUS SMALL COMPANY VALUE PORTFOLIO)-SEE NOTE 1
STATEMENT OF ASSETS AND LIABILITIES                                                                       OCTOBER 31, 1995
ASSETS:
    Investments in securities, at value
      (cost $6,088,468)-see statement.......................................                                         $6,386,731
    Cash....................................................................                                            184,850
    Receivable for investment securities sold...............................                                             67,962
    Dividends and interest receivable.......................................                                                991
    Receivable from brokers for proceeds on securities sold short...........                                            348,375
    Prepaid expenses........................................................                                             22,735
    Due from The Dreyfus Corporation........................................                                              8,325
                                                                                                                ------------------
                                                                                                                      7,019,969
LIABILITIES:
    Due to Distributor......................................................                      $    1,360
    Payable for investment securities purchased.............................                         175,875
    Securities sold short, at value (proceeds $348,375)-see statement.......                         400,848
    Accrued expenses........................................................                          37,934            616,017
                                                                                               ---------------  ------------------
NET ASSETS..................................................................                                         $6,403,952
                                                                                                                ==================
REPRESENTED BY:
    Paid-in capital.........................................................                                         $5,682,016
    Accumulated undistributed investment income-net.........................                                             30,658
    Accumulated undistributed net realized gain on investments,
      securities sold short and foreign currency transactions...............                                            445,486
    Accumulated net unrealized appreciation on investments, securities
      sold short and foreign currency transactions-Note 4(b)................                                            245,792
                                                                                                                ------------------
NET ASSETS at value applicable to 457,389 shares outstanding
    (100 million shares of $.001 par value Common Stock authorized).........                                         $6,403,952
                                                                                                                ==================
NET ASSET VALUE per share ($6,403,952 / 457,389 shares).....................                                             $14.00
                                                                                                                ==================






See notes to financial statements.

DREYFUS SMALL COMPANY VALUE FUND
(FORMERLY DREYFUS SMALL COMPANY VALUE PORTFOLIO)-SEE NOTE 1
STATEMENT OF OPERATIONS                                                                                YEAR ENDED OCTOBER 31, 1995
INVESTMENT INCOME:
    INCOME:
      Cash dividends (net of $182 foreign taxes withheld at source)........                       $  44,754
      Interest.............................................................                          51,585
                                                                                               ---------------
            TOTAL INCOME...................................................                                           $    96,339
    EXPENSES:
      Management fee-Note 3(a).............................................                         42,383
      Shareholder servicing costs-Note 3(b,c)..............................                         43,258
      Legal fees...........................................................                         19,163
      Auditing fees........................................................                         15,831
      Registration fees....................................................                          8,795
      Organization expenses................................................                          5,359
      Custodian fees.......................................................                          5,505
      Directors' fees and expenses-Note 3(d)...............................                          4,203
      Prospectus and shareholders' reports-Note 3(b).......................                          3,302
      Interest-Note 2......................................................                          2,822
      Dividends on securities sold short...................................                          1,286
      Miscellaneous........................................................                          1,312
                                                                                             --------------
                                                                                                   153,219
      Less-expense reimbursement from Manager
          due to undertaking-Note 3(a).....................................                        101,524
                                                                                             --------------
            TOTAL EXPENSES.................................................                                                51,695
                                                                                                                  ----------------
            INVESTMENT INCOME-NET..........................................                                                44,644
                                                                                                                  ----------------
REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
      Net realized gain (loss) on investments-Note 4(a):
          Long transactions (including foreign currency transactions)......                       $474,892
          Short sale transactions..........................................                       (10,036)
                                                                                             --------------
          NET REALIZED GAIN................................................                                               464,856
      Net unrealized appreciation on investments, securities sold
          short and foreign currency transactions..........................                                               601,439
                                                                                                                 -----------------
            NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS................                                             1,066,295
                                                                                                                 -----------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS.......................                                            $1,110,939
                                                                                                                 =================

See notes to financial statements.

DREYFUS SMALL COMPANY VALUE FUND
(FORMERLY DREYFUS SMALL COMPANY VALUE PORTFOLIO)-SEE NOTE 1
STATEMENT OF CHANGES IN NET ASSETS
                                                                                                      YEAR ENDED OCTOBER 31,
                                                                                                ----------------------------------
                                                                                                     1994*               1995
                                                                                                ---------------     --------------
OPERATIONS:
    Investment income-net...................................................                    $   123,146          $     44,644
    Net realized gain on investments........................................                        200,873               464,856
    Net unrealized appreciation (depreciation) on investments...............                       (355,647)              601,439
                                                                                                ---------------     --------------
      NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                               (31,628)            1,110,939
                                                                                                ---------------     --------------
DIVIDENDS TO SHAREHOLDERS FROM:
    Investment income-net...................................................                        ---                 (137,132)
    Net realized gain on investments........................................                        ---                 (220,243)
                                                                                                ---------------     --------------
      TOTAL DIVIDENDS.......................................................                        ---                 (357,375)
                                                                                                ---------------     --------------
CAPITAL STOCK TRANSACTIONS:
    Net proceeds from shares sold...........................................                      5,174,759               343,498
    Dividends reinvested....................................................                        ---                   357,374
    Cost of shares redeemed.................................................                         (2,340)            (216,275)
                                                                                                ---------------     --------------
      INCREASE IN NET ASSETS FROM CAPITAL STOCK TRANSACTIONS................                      5,172,419               484,597
                                                                                                ---------------     --------------
          TOTAL INCREASE IN NET ASSETS......................................                      5,140,791             1,238,161
NET ASSETS:
    Beginning of year.......................................................                         25,000             5,165,791
                                                                                                ---------------     --------------
    End of year (including undistributed investment income-net:
      $123,146 in 1994 and $30,658 in 1995).................................                     $5,165,791            $6,403,952
                                                                                                ===============     ==============

                                                                                                  SHARES                SHARES
                                                                                                ---------------     --------------
CAPITAL SHARE TRANSACTIONS:
    Shares sold.............................................................                        413,701                27,757
    Shares issued for dividends reinvested..................................                          ---                  31,966
    Shares redeemed.........................................................                           (191)              (17,844)
                                                                                                ---------------     --------------
      NET INCREASE IN SHARES OUTSTANDING....................................                        413,510                41,879
                                                                                                ===============     ==============
*  From December 29, 1993 (commencement of operations) to October 31, 1994.



See notes to financial statements.

DREYFUS SMALL COMPANY VALUE FUND
(FORMERLY DREYFUS SMALL COMPANY VALUE PORTFOLIO)-SEE NOTE 1
FINANCIAL HIGHLIGHTS
    Contained below is per share operating performance data for a share of Common Stock outstanding, total investment return, ratios to average net assets and other supplemental data for each year indicated. This information has been derived from the Series' financial statements.


                                                                                                          YEAR ENDED OCTOBER 31,
                                                                                                  --------------------------------
PER SHARE DATA:                                                                                      1994(1)          1995
                                                                                                  --------------   ---------------
    Net asset value, beginning of year.............................................                  $12.50            $12.43
                                                                                                  --------------   ---------------
    INVESTMENT OPERATIONS:
    Investment income-net..........................................................                     .30               .10
    Net realized and unrealized gain (loss) on investments.........................                    (.37)             2.33
                                                                                                 --------------   ---------------
      TOTAL FROM INVESTMENT OPERATIONS.............................................                    (.07)             2.43
                                                                                                 --------------   ---------------
    DISTRIBUTIONS:
    Dividends from investment income-net...........................................                     --               (.33)
    Dividends from net realized gain on investments................................                     --               (.53)
                                                                                                 --------------   ---------------
      TOTAL DISTRIBUTIONS..........................................................                     --               (.86)
                                                                                                 --------------   ---------------
    Net asset value, end of year...................................................                  $12.43            $14.00
                                                                                                 ==============   ================
TOTAL INVESTMENT RETURN............................................................                    (.56%)(2)        21.30%
RATIOS/SUPPLEMENTAL DATA:
    Ratio of operating expenses to average net assets..............................                     --                .84%
    Ratio of interest expense and dividends on securities
      sold short to average net assets.............................................                     .01%(2)           .07%
    Ratio of net investment income to average net assets...........................                     2.39%(2)          .79%
    Decrease reflected in above expense ratios due to
      undertakings by the Manager..................................................                     2.07%(2)         1.80%
    Portfolio Turnover Rate........................................................                   219.63%(2)         161.01%
    Net Assets, end of year (000's omitted)........................................                  $5,166              $6,404
(1)    From December 29, 1993 (commencement of operations) to October 31, 1994.
(2)    Not annualized.



See notes to financial statements.

DREYFUS SMALL COMPANY VALUE FUND
(FORMERLY DREYFUS SMALL COMPANY VALUE PORTFOLIO)-SEE NOTE 1
NOTES TO FINANCIAL STATEMENTS
NOTE 1-SIGNIFICANT ACCOUNTING POLICIES:
    Dreyfus Growth and Value Funds, Inc. (the "Fund") is registered under the Investment Company Act of 1940 ("Act") as a diversified open-end management investment company and operates as a series company currently offering eight series, including the Dreyfus Small Company Value Fund (the "Series").
Premier Mutual Fund Services, Inc. (the "Distributor") acts as the distributor of the Fund's shares, which are sold to the public without a sales charge. The Distributor, located at One Exchange Place, Boston, Massachusetts 02109, is a wholly-owned subsidiary of FDI Distribution
Services, Inc., a provider of mutual fund administration services, which in turn is a wholly-owned subsidiary of FDI Holdings, Inc., the parent company of which is Boston Institutional Group, Inc. The Dreyfus Corporation ("Dreyfus") serves as the Fund's investment adviser. Dreyfus is a direct subsidiary of Mellon Bank, N.A. On September 29, 1995, the Fund's shareholders approved a sub-investment advisory agreement between Dreyfus and The Boston Company Asset Management, Inc. ("TBC Asset Management"), an indirect subsidiary of Mellon Bank, N.A. and an affiliate of Dreyfus, with respect to the Series.
    On September 14, 1995, the Fund's Directors approved a change of the Fund's name, effective October 1, 1995, from "Dreyfus Focus Funds, Inc." to "Dreyfus Growth and Value Funds, Inc." and the Series was renamed Dreyfus
Small Company Value Fund.
    The Fund accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series' operations; expenses which are applicable to all series are allocated among them on a pro rata basis.
    As of October 31, 1995, Major Trading Corporation, a subsidiary of Mellon Bank Investments Corporation, the parent company of which is Mellon Bank, held 439,186 shares of Dreyfus Small Company Value Fund.
    (A) PORTFOLIO VALUATION: The Series' investments in securities (including options and financial futures) are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices, except for open short positions, where the asked price is used for valuation purposes. Bid price is used when no asked price is available. Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange.
    (B) FOREIGN CURRENCY TRANSACTIONS: The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.
    Net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments
DREYFUS SMALL COMPANY VALUE FUND
(FORMERLY DREYFUS SMALL COMPANY VALUE PORTFOLIO)-SEE NOTE 1
NOTES TO FINANCIAL STATEMENTS (CONTINUED) in securities, resulting from changes in exchange rates. Such gains and losses are included with net realized and unrealized gain or loss on investments.
    (C) SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, amortization of discount on investments, is recognized on the accrual basis.
    (D) DIVIDENDS TO SHAREHOLDERS: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gain are normally declared and paid annually, but the Series may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. To the extent that net realized capital gain can be offset by capital loss carryovers, if any, it is the policy of the Series not to distribute such gain.
    (E) FEDERAL INCOME TAXES: It is the policy of the Series to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Internal Revenue Code, and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes.
NOTE 2-BANK LINE OF CREDIT:
    In accordance with an agreement with a bank, the Series may borrow up to $2 million under a short-term unsecured line of credit. Interest on borrowings is charged at rates which are related to Federal Funds rates in effect from time to time.
    At October 31, 1995, there were no outstanding borrowings under the line of credit. The average daily amount of short-term debt outstanding during the year ended October 31, 1995 was approximately $39,532, with a related weighted average annualized interest rate of 7.14%. The maximum amount of such debt outstanding at any time during the year ended October 31, 1995, was $268,000.
NOTE 3-INVESTMENT ADVISORY FEE, SUB-INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES:
    (A) Pursuant to a management agreement ("Agreement") with Dreyfus, the management fee is computed at the annual rate of .75 of 1% of the average daily value of the Series' net assets and is payable monthly. The Agreement provides that if in any full fiscal year the aggregate expenses of the Series, exclusive of taxes, brokerage, interest on borrowings (which, in the view of Stroock & Stroock & Lavan, counsel to the Fund, also contemplates dividends and interest accrued on securities sold short) and extraordinary expenses, exceed the expense limitation of any state having jurisdiction over the Series, the Series may deduct from payments to be made to Dreyfus, or Dreyfus will bear the amount of such excess to the extent required by state law. The most stringent state expense limitation applicable to the Series presently requires reimbursement of expenses in any full fiscal year that such expenses (exclusive of certain expenses as described above) exceed 21\2% of the first $30 million, 2% of the next $70 million and 11\2% of the excess over $100 million of the average value of the Series' net assets in accordance with California "blue sky" regulations. However, Dreyfus had undertaken from November 1, 1994 through December 31, 1994, to
DREYFUS SMALL COMPANY VALUE FUND
(FORMERLY DREYFUS SMALL COMPANY VALUE PORTFOLIO)-SEE NOTE 1
NOTES TO FINANCIAL STATEMENTS (CONTINUED) assume all expenses of the Series (exclusive of certain expenses as described above) and thereafter had undertaken through July 10, 1995 to waive receipt of the management, service and distribution fees. Dreyfus has currently undertaken from July 11, 1995 through October 31, 1996 to reduce the management fee paid by or reimburse such excess expenses of the Series, to the extent that the Series' aggregate annual expenses (exclusive of certain expenses as described above) exceed an annual rate of 1.25 of 1% of the average daily value of the Series' net assets. The expense reimbursement, pursuant to the undertakings, amounted to $101,524 for the year ended October 31, 1995.
    The undertaking may be modified by Dreyfus from time to time, provided that the resulting expense reimbursement would not be less than the amount required pursuant to the agreement.
    Pursuant to a Sub-Investment Advisory Agreement between Dreyfus and TBC Asset Management, the sub-investment advisory fee is computed at the annual rate of .375 of 1% of the average daily value of the Series' net assets and is payable monthly by Dreyfus.
    (B) Prior to September 30, 1995, the Fund had a Distribution Plan (the "Plan") adopted pursuant to Rule 12b-1 under the Act, which provided that the Fund (a) reimburse the Distributor for payments to certain Service Agents for distributing the Series' shares and (b) pay Dreyfus, Dreyfus Service Corporation, a wholly-owned subsidiary of Dreyfus, and any affiliate of either of them for advertising and marketing relating to the Series, at an aggregate annual rate of .50 of 1% of the value of the Series' average daily net assets. Under the Plan, the Distributor was permitted to pay one or more Service Agents in respect of distribution services. The Distributor determined the amounts, if any, to be paid to Service Agents under the Plan and the basis on which such payments were made. The fees payable under the Plan were payable without regard to actual expenses incurred. The Plan also separately provided for the Fund to bear the costs of preparing, printing and distributing certain of the Fund's prospectuses and statements of additional information and costs associated with implementing and operating the Plan, not to exceed the greater of $100,000 or .005 of 1% of the Series' average daily net assets for any full fiscal year. For the period from November 1, 1994 to September 30, 1995 the Series was charged $27,483 pursuant to the Plan. Effective September 30, 1995, the Fund's Plan was terminated.
    (C) Under the Shareholder Services Plan, the Series pays the Distributor at an annual rate of .25 of 1% of the value of the Series' average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the Series and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents in respect of these services. The Distributor determines the amounts to be paid to Service
Agents. During the year ended October 31, 1995, the Series was charged an aggregate of $14,128 pursuant to the Shareholder Services Plan.
    (D) Each director who is not an "affiliated person" as defined in the Act receives from the Fund an annual fee of $5,000 and an attendance fee of $500 per meeting. The Chairman of the Board receives an additional 25% of such compensation. Prior to September 14, 1995, the annual fee was $3,000 and the attendance fee was $250.

DREYFUS SMALL COMPANY VALUE FUND
(FORMERLY DREYFUS SMALL COMPANY VALUE PORTFOLIO)-SEE NOTE 1
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
NOTE 4-SECURITIES TRANSACTIONS:
    (A) The aggregate amount of purchases and sales of investment securities and securities sold short, excluding short-term securities, during the year ended October 31, 1995 is summarized as follows:

                                                                                              PURCHASES             SALES
                                                                                            --------------    --------------
    Long transactions................................................                         $7,954,518         $7,778,145
    Short sale transactions..........................................                            483,691            722,731
                                                                                            --------------    --------------
      TOTAL..........................................................                         $8,438,209         $8,500,876
                                                                                            ==============    ==============

    The Series is engaged in short-selling which obligates the Series to replace the security borrowed by purchasing the security at current market value. The Series would incur a loss if the price of the security increases between the date of the short sale and the date on which the Series replaces the borrowed security. The Series would realize a gain if the price of the security declines between those dates. Until the Series replaces the borrowed security, the Series will maintain daily, a segregated account with a broker and/or custodian, of cash and/or U.S. Government securities sufficient to cover its short position. Securities sold short at October 31, 1995 and their related market values and proceeds are set forth in the Statement of Securities Sold Short.
    (B) At October 31, 1995, accumulated net unrealized appreciation on investments was $245,792, consisting of $521,273 gross unrealized appreciation and $275,481 gross unrealized depreciation.
    At October 31, 1995, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).



DREYFUS SMALL COMPANY VALUE FUND
(FORMERLY DREYFUS SMALL COMPANY VALUE PORTFOLIO)-SEE NOTE 1
REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS
SHAREHOLDERS AND BOARD OF DIRECTORS
DREYFUS SMALL COMPANY VALUE FUND
    We have audited the accompanying statement of assets and liabilities, including the statement of investments and securities sold short, of Dreyfus Small Company Value Fund (formerly Dreyfus Small Company Value Portfolio), one of the Series constituting Dreyfus Growth and Value Funds, Inc., as of October 31, 1995, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the years indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
    We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 1995 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
    In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Small Company Value Fund at October 31, 1995, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated years, in conformity with generally accepted accounting principles.
[Ernst and Young LLP signature logo]


New York, New York
December 7, 1995


[Dreyfus lion "d" logo]
DREYFUS SMALL COMPANY VALUE FUND
200 Park Avenue
New York, NY 10166
INVESTMENT ADVISER
The Dreyfus Corporation
200 Park Avenue
New York, NY 10166
SUB-INVESTMENT ADVISER
The Boston Company
Asset Management, Inc.
One Boston Place
Boston, MA 02108
CUSTODIAN
The Bank of New York
90 Washington Street
New York, NY 10286
TRANSFER AGENT &
DIVIDEND DISBURSING AGENT
First Data Investor Services Group, Inc.
P.O. Box 9671
Providence, RI 02940

Further information is contained
in the Prospectus, which must
precede or accompany this report.



Printed in U.S.A.                           253AR9510
[Dreyfus logo]
Small Company
Value Fund
Annual Report
October 31, 1995



DREYFUS FOCUS FUNDS, INC., SMALL COMPANY GROWTH PORTFOLIO
LETTER TO SHAREHOLDERS


THIS PAGE RESERVED FOR LETTER TO SHAREHOLDERS

DREYFUS FOCUS FUNDS, INC., SMALL COMPANY GROWTH PORTFOLIO    OCTOBER 31, 1995
COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN DREYFUS SMALL COMPANY GROWTH PORTFOLIO OF THE DREYFUS FOCUS FUNDS, INC. AND THE RUSSELL 2000 INDEX [Exhibit A
Dollars
$11,791
Russell 2000 Index*
$11,462
Focus Small Company
Growth Portfolio
*Source: Lipper Analytical Services, Inc.]

AVERAGE ANNUAL TOTAL RETURNS
                              ONE YEAR ENDED                                   FROM INCEPTION (12/29/93)
                              OCTOBER 31, 1995                                    TO OCTOBER 31, 1995
                     ---------------------                                    ---------------------------
                            16.77%                                                      7.70%

Past performance is not predictive of future performance.
The above graph compares a $10,000 investment made in Dreyfus Small Company Growth Portfolio of the Dreyfus Focus Funds, Inc. on 12/29/93 (Inception
Date) to a $10,000 investment made in the Russell 2000 Index on that date. For comparative purposes, the value of the Index on 12/31/93 is used as the beginning value on 12/29/93. All dividends and capital gain distributions are reinvested.
The Portfolio's performance shown in the line graph takes into account all applicable fees and expenses. The Russell 2000 Index is an unmanaged index and is composed of the 2,000 smallest companies in the Russell 3000 Index. The Russell 3000 Index is composed of 3,000 of the largest U.S. companies by market capitalization. The Index does not take into account charges, fees and other expenses. Further information relating to Portfolio performance, including expense reimbursements, if applicable, is contained in the Condensed Financial Information section of the Prospectus and elsewhere in this report.

DREYFUS FOCUS FUNDS, INC., SMALL COMPANY GROWTH PORTFOLIO
STATEMENT OF INVESTMENTS                                                                             OCTOBER 31, 1995
COMMON STOCKS-96.3%                                                                                  SHARES           VALUE
                                                                                                 -----------    -----------
  COMMERCIAL SERVICES-1.3%.......   Catalina Marketing                           (a)                 1,500     $     75,750
                                                                                                                 ----------
  CONSUMER DURABLES-1.8%.........   Oakwood Homes                                                    2,800          105,000
                                                                                                                 ----------
  CONSUMER NON-DURABLES-1.9%.....   Nature's Sunshine Products                                       4,400          108,900
                                                                                                                 ----------
  CONSUMER SERVICES-2.4%.........   People's Choice TV                           (a)                 2,700           56,025
                                    United International Holdings, Cl. A.........(a)                 5,200           81,900
                                                                                                                 ----------
                                                                                                                    137,925
                                                                                                                 ----------
  ELECTRONIC
  TECHNOLOGY- 25.4%................  Altera ..............................        (a)                4,800          290,400
                                     Andrew ..............................        (a)                3,600          152,100
                                     Auspex Systems.......................        (a)                8,600          121,475
                                     Avid Technology......................        (a)                2,800          122,500
                                     Lam Research.........................        (a)                2,000          121,750
                                     Network Equipment Technologies.......        (a)                3,400          110,925
                                     Novellus Systems.....................        (a)                1,800          123,975
                                     3Com.................................        (a)                4,134          194,298
                                     Tracor...............................        (a)                5,000           80,000
                                     Zilog................................        (a)                4,200          149,100
                                                                                                                  ----------
                                                                                                                  1,466,523
                                                                                                                  ----------
  ENERGY-2.1%....................... Brown (Tom)                                  (a)                6,700           74,537
                                     Unit                                         (a)               12,200           47,275
                                                                                                                  ----------
                                                                                                                    121,812
                                                                                                                   ----------
  FINANCE-8.3%.....................  NAC Re                                                          2,500           87,813
                                     PXRE...................................                         3,000           76,500
                                     Trenwick Group.........................                         1,800           90,000
                                     United Companies Financial.............                         4,400          124,300
                                     Vesta Insurance Group..................                         2,500          100,937
                                                                                                                  ----------
                                                                                                                    479,550
                                                                                                                  ----------
  HEALTH SERVICES-1.6%............... GMIS                                        (a)                4,400           50,600
                                     Mariner Health Group.................        (a)                4,000           39,000
                                                                                                                 ----------
                                                                                                                     89,600
                                                                                                                 ----------
  HEALTH TECHNOLOGY-11.8%.......     BioChem Pharma                               (a)                5,000          191,250
                                     COR Therapeutics.....................        (a)                6,500           67,438
                                     Centocor.............................        (a)                5,500           61,875
                                     Ethical Holdings, A.D.R. ............        (a)                7,500           67,500
                                     Immune Response......................        (a)                8,000           39,000
                                     Liposome.............................        (a)                6,800          104,550
                                     Noven Pharmaceuticals................        (a)                4,300           44,075
                                     Rexall Sundown.......................        (a)                7,000          105,000
                                                                                                                  ----------
                                                                                                                    680,688
                                                                                                                   ----------
  INDUSTRIAL SERVICES-18.8%......    Global Marine                                (a)               32,300          209,950
                                     Helmerich & Payne......................                         2,800           72,450
                                     Hornbeck Offshore Services...........        (a)                4,900           71,663
                                     Noble Drilling.......................        (a)                8,500           59,500

DREYFUS FOCUS FUNDS, INC., SMALL COMPANY GROWTH PORTFOLIO
STATEMENT OF INVESTMENTS                                                                  OCTOBER 31, 1995
COMMON STOCKS-(CONTINUED)                                                                            SHARES           VALUE
                                                                                                  -----------     -----------

  INDUSTRIAL SERVICES (CONTINUED)    Parker Drilling                              (a)               15,100      $    79,275
                                     Reading & Bates......................        (a)                8,300           95,450
                                     Rowan................................        (a)               15,900          105,338
                                     Sonat Offshore Drilling................                         5,000          158,750
                                     Varco International..................        (a)               11,900          108,587
                                     Weatherford Enterra..................        (a)                5,250          126,656
                                                                                                                  ----------
                                                                                                                  1,087,619
                                                                                                                  ----------
  NON-ENERGY MINERALS-1.3%....       Cleveland Cliffs                                                2,000           74,750
                                                                                                                  ----------
  PROCESS INDUSTRIES-2.1%            Albany International, Cl. A                                     3,700           76,775
                                     Seda Speciality Packaging............        (a)                4,000           44,500
                                                                                                                 ----------
                                                                                                                    121,275
                                                                                                                  ----------
  TECHNOLOGY SERVICES-7.9%....       Aspen Technology                             (a)                4,500          123,750
                                     Keane................................        (a)                3,300           89,100
                                     McAfee Associates....................        (a)                2,700          157,275
                                     Softkey International................        (a)                2,800           88,200
                                                                                                                  ---------
                                                                                                                    458,325
                                                                                                                  ----------
  TRANSPORTATION-4.1%..........      Comair Holdings                                                 4,800          134,700
                                     SkyWest................................                         3,000           51,375
                                     Werner Enterprises.....................                         2,700           50,625
                                                                                                                  ----------
                                                                                                                    236,700
                                                                                                                  ----------
  UTILITIES-5.5%.......              Associated Group, Cl. A                                           800           14,800
                                     Associated Group, Cl. B................                           800           14,200
                                     C-TEC, Cl. B.........................        (a)                2,400           51,300
                                     Cellular Communications, Cl. A................(a)               2,800          150,150
                                     Grupo Iusacell, S.A. de C.V., Cl. L, A.D.R...(a)                2,500           29,687
                                     Rogers Cantel Mobile Communications, Cl. B....(a)               2,800           58,100
                                                                                                                  ----------
                                                                                                                    318,237
                                                                                                                  ----------
                                     TOTAL COMMON STOCKS
                                       (cost $ 4,644,278)...................                                     $5,562,654
                                                                                                                 ==========
                                                                                                  PRINCIPAL
SHORT-TERM INVESTMENTS-1.5%                                                                        AMOUNT
                                                                                                ------------
                                     U.S. Treasury Bills: 5.39%, 11/2/95....                   $    45,000       $   44,994
                                       5.28%, 11/16/95......................                        43,000           42,907
                                                                                                                 ----------
                                     TOTAL SHORT-TERM INVESTMENTS
                                       (cost $ 87,899)......................                                      $  87,901
                                                                                                                 ==========
TOTAL INVESTMENTS (cost $4,732,177).....................................                             97.8%       $5,650,555
                                                                                                    =======      ==========
CASH AND RECEIVABLES (NET)..................................................                          2.2%       $  124,785
                                                                                                    =======      ==========
NET ASSETS..................................................................                         100.0%      $5,775,340
                                                                                                    =======      ==========
NOTE TO STATEMENT OF INVESTMENTS;
    (a)  Non-income producing.
See notes to financial statements.

DREYFUS FOCUS FUNDS, INC., SMALL COMPANY GROWTH PORTFOLIO
STATEMENT OF ASSETS AND LIABILITIES                                                            OCTOBER 31, 1995
ASSETS:
    Investments in securities, at value
      (cost $4,732,177)-see statement.......................................                                    $5,650,555
    Cash....................................................................                                       130,294
    Dividends and interest receivable.......................................                                           439
    Prepaid expenses........................................................                                        21,158
    Due from The Dreyfus Corporation........................................                                         4,583
                                                                                                                ----------
                                                                                                                 5,807,029
LIABILITIES:
    Due to Distributor......................................................                  $       1,258
    Accrued expenses........................................................                         30,431          31,689
                                                                                                 ----------       ----------
NET ASSETS  ................................................................                                     $5,775,340
                                                                                                                     ==========
REPRESENTED BY:
    Paid-in capital.........................................................                                      $5,036,545
    Accumulated undistributed investment income--net-Note 1(c)..............                                            610
    Accumulated net realized (loss) on investments..........................                                       (180,193)
    Accumulated net unrealized appreciation on investments-Note 4...........                                         918,378
                                                                                                                  ----------
NET ASSETS at value applicable to 407,274 shares outstanding
    (100 million shares of $.001 par value Common Stock authorized).........                                      $5,775,340
                                                                                                                     ==========
NET ASSET VALUE per share ($5,775,340 / 407,274 shares).....................                                         $14.18
                                                                                                                     ==========











See notes to financial statements.

DREYFUS FOCUS FUNDS, INC., SMALL COMPANY GROWTH PORTFOLIO
STATEMENT OF OPERATIONS                                                                         YEAR ENDED OCTOBER 31, 1995
INVESTMENT INCOME:
    INCOME:
      Interest..............................................................                      $  41,415
      Cash dividends........................................................                         15,239
                                                                                                   --------
          TOTAL INCOME......................................................                                         $  56,654
    EXPENSES:
      Management fee-Note 3(a)..............................................                      $  40,507
      Shareholder servicing costs-Note 3(b,c)...............................                         40,130
      Legal fees............................................................                         18,564
      Auditing fees.........................................................                         13,685
      Registration fees.....................................................                          9,033
      Organization expenses.................................................                          5,910
      Prospectus and shareholders' reports-Note 3(b)........................                          4,650
      Directors' fees and expenses-Note 3(d)................................                          4,058
      Custodian fees........................................................                          1,729
      Miscellaneous.........................................................                          1,316
                                                                                                   --------
                                                                                                    139,582
      Less-expense reimbursement from Manager
          due to undertakings-Note 3(a).....................................                         91,293
                                                                                                   --------
            TOTAL EXPENSES..................................................                                            48,289
                                                                                                                       --------
            INVESTMENT INCOME-NET...........................................                                             8,365
REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
      Net realized gain on investments-Note 4...............................                       $216,750
      Net unrealized appreciation on investments............................                        652,140
                                                                                                   --------
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS.............................                                           868,890
                                                                                                                       --------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS........................                                          $877,255
                                                                                                                      ==========





See notes to financial statements.

DREYFUS FOCUS FUNDS, INC., SMALL COMPANY GROWTH PORTFOLIO
STATEMENT OF CHANGES IN NET ASSETS
                                                                                                YEAR ENDED OCTOBER 31,
                                                                                          ------------------------------
                                                                                              1994*            1995
                                                                                          ------------  ------------
OPERATIONS:
    Investment income-net...................................................             $     38,622         $        8,365
    Net realized gain (loss) on investments.................................                 (396,943)               216,750
    Net unrealized appreciation on investments for the year.................                  266,238                652,140
                                                                                           ----------               ----------
      NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS.......                  (92,083)               877,255
                                                                                           ----------              ----------
DIVIDENDS TO SHAREHOLDERS;
    From investment income-net..............................................                   --                    (51,302)
                                                                                           ----------              ----------
CAPITAL STOCK TRANSACTIONS:
    Net proceeds from shares sold...........................................                5,286,073                728,509
    Dividends reinvested....................................................                   --                     51,302
    Cost of shares redeemed.................................................                 (179,625)              (869,789)
                                                                                           ----------              ----------
      INCREASE (DECREASE) IN NET ASSETS FROM CAPITAL STOCK TRANSACTIONS.....                5,106,448                (89,978)
                                                                                           ----------              ----------
          TOTAL INCREASE IN NET ASSETS......................................                5,014,365                735,975
NET ASSETS:
    Beginning of year.......................................................                   25,000              5,039,365
                                                                                           ----------              ----------
    End of year (Including undistributed investment income-net
      of $38,622 in 1994 and $610 in 1995)..................................               $5,039,365             $5,775,340
                                                                                           ==========              ==========
            ................................................................                 Shares                   Shares
                                                                                           ----------               ----------
CAPITAL SHARE TRANSACTIONS:
    Shares sold.............................................................                  424,287                 56,917
    Shares issued for dividends reinvested..................................                   --                      4,465
    Shares redeemed.........................................................                  (15,425)               (64,970)
                                                                                           ----------               ----------
      NET INCREASE (DECREASE) IN SHARES OUTSTANDING.........................                  408,862                 (3,588)
                                                                                           ==========               ==========
*  From December 29, 1993 (commencement of operations) to October 31, 1994.





See notes to financial statements.

DREYFUS FOCUS FUNDS, INC., SMALL COMPANY GROWTH PORTFOLIO
FINANCIAL HIGHLIGHTS
    Contained below is per share operating performance data for a share of Common Stock outstanding, total investment return, ratios to average net assets and other supplemental data for the Series for each year indicated. This information has been derived from the Series' financial statements.


                                                                                                 YEAR ENDED OCTOBER 31,
                                                                                               ----------------------
PER SHARE DATA:                                                                                    1994(1)      1995
                                                                                                  --------    -------
    Net asset value, beginning of year...............................................              $12.50       $12.27
                                                                                                   ------       ------
    Investment Operations:
    Investment income-net............................................................                 .09          .02
    Net realized and unrealized gain (loss) on investments...........................                (.32)        2.01
                                                                                                   ------       ------
          TOTAL FROM INVESTMENT OPERATIONS...........................................                (.23)        2.03
                                                                                                   ------       ------
    DISTRIBUTIONS;
    Dividends from investment income-net.............................................                 --          (.12)
                                                                                                   ------       ------
    Net asset value, end of year.....................................................              $12.27       $14.18
                                                                                                   ======       ======
TOTAL INVESTMENT RETURN..............................................................               (1.84%)(2)   16.77%
RATIOS/SUPPLEMENTAL DATA:
    Ratio of expenses to average net assets..........................................                --            .89%
    Ratio of net investment income to average net assets.............................                 .79%(2)      .15%
    Decrease reflected in above expense ratios due to
      undertakings by the Manager....................................................                1.96%(2)     1.69%
    Portfolio Turnover Rate..........................................................               25.95%(2)    14.43%
    Net Assets, end of year (000's omitted)..........................................               $5,039       $5,775
(1)    From December 29, 1993 (commencement of operations) to October 31, 1994.
(2)    Not annualized.








See notes to financial statements.

DREYFUS FOCUS FUNDS, INC., SMALL COMPANY GROWTH PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
NOTE 1-SIGNIFICANT ACCOUNTING POLICIES:
    Small Company Growth Portfolio (the "Series") is a Series of Dreyfus Focus Funds, Inc. (the "Fund") a diversified open-end management investment company registered under the Investment Company Act of 1940 (the "Act"). Premier Mutual Fund Services, Inc. (the "Distributor") acts as the distributor of the Fund's shares, which are sold to the public without a sales charge. The Distributor, located at One Exchange Place, Boston, Massachusetts 02109, is a wholly-owned subsidiary of FDI Distribution Services, Inc., a provider of mutual fund administration services, which in turn is a wholly-owned subsidiary of FDI Holdings, Inc., the parent company of which is Boston Institutional Group, Inc. The Dreyfus Corporation ("Manager") serves as the Fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A.
    As of October 31, 1995, Major Trading Corporation, a subsidiary of Mellon Bank Investments Corporation, the parent company of which is Mellon Bank, N.A. held 406,198 shares of Dreyfus Small Company Growth Portfolio.
    The Fund accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series' operations; expenses which are applicable to all series are allocated among them on a pro rata basis.
    (A) PORTFOLIO VALUATION: The Series' investments in securities (including options and financial futures) are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices, except for open short positions, where the asked price is used for valuation purposes. Bid price is used when no asked price is available. Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange.
    (B) SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, amortization of discount on investments, is recognized on the accrual basis.
    (C) DIVIDENDS TO SHAREHOLDERS: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gain are normally declared and paid annually, but the Series may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the Series not to distribute such gain.
    During the year ended October 31, 1995, the Series reclassified $4,925 charged to undistributed income--net in prior years to paid-in capital.
    (D) FEDERAL INCOME TAXES: It is the policy of the Series to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Internal Revenue Code, and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes.

DREYFUS FOCUS FUNDS, INC., SMALL COMPANY GROWTH PORTFOLIO
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

    The Series has an unused capital loss carryover of approximately $180,000 available for Federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to October 31, 1995. If not applied, the carryover expires in fiscal 2002.
NOTE 2-BANK LINE OF CREDIT;
    In accordance with an agreement with a bank, the Series may borrow up to $2 million under a short-term unsecured line of credit. Interest on borrowings is charged at rates which are related to Federal Funds rates in effect from time to time.
    During the year ended October 31, 1995, there were no borrowings under the line of credit.
NOTE 3-MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES:
    (A) Pursuant to a management agreement ("Agreement") with the Manager, the management fee is computed at the annual rate of .75 of 1% of the average daily value of the Series' net assets and is payable monthly. The Agreement provides that if in any full fiscal year the aggregate expenses of the Series, exclusive of taxes, brokerage, interest on borrowings and extraordinary expenses, exceed the expense limitation of any state having jurisdiction over the Series, the Series may deduct from payments to be made to the Manager, or the Manager will bear the amount of such excess to the extent required by state law. The most stringent state expense limitation applicable to the Series presently requires reimbursement of expenses in any full fiscal year that such expenses (exclusive of certain expenses as described above) exceed 2 1/2% of the first $30 million, 2% of the next $70 million and 1 1/2% of the excess over $100 million of the average value of the Series' net assets in accordance with California "blue sky" regulations. However, the Manager had undertaken from November 1, 1994 through December 31, 1994, to assume all expenses of the Series (exclusive of certain expenses as described above) and thereafter had undertaken through July 10, 1995 to waive receipt of the management, service and distribution fees. The Manager has currently undertaken from July 11, 1995 through December 31, 1995 to reduce the management fee paid by the Series to the extent that the Series' aggregate annual expenses (exclusive of certain expenses as described above) exceed an annual rate of 1.25 of 1% of the average daily value of the Series' net assets. The expense reimbursement, pursuant to the undertakings, amounted to $91,293 for the year ended October 31, 1995.
    The undertaking may be modified by the Manager from time to time, provided that the resulting expense reimbursement would not be less than the amount required pursuant to the agreement.
    (B) Prior to October 1, 1995, the Fund had a Distribution Plan (the "Plan") adopted pursuant to Rule 12b-1 under the Act, which provided that the Fund (a) reimburse the Distributor for payments to certain Service Agents for distributing the Series' shares and (b) pay the Manager, Dreyfus Service Corporation, a wholly-owned subsidiary of the Manager and any affiliate of either of them for advertising and marketing relating to the Series, at an aggregate annual rate of .50 of 1% of the value of the Series' average daily net assets. Under the Plan the Distributor was permitted to pay one or more Service Agents in respect of distribution services. The Distributor determined the amounts, if any, to be paid to Service Agents under the Plan and the basis on which such payments were made. The fees payable under the Plan were payable without regard to actual expenses incurred. The Plan also separately provided for the Fund to bear the costs of preparing, printing and distributing certain of the Fund's prospectuses and statements of additional information and costs associated with implementing and operating the Plan, not to exceed the greater of $100,000 or .005 of 1% of the Series' average daily net assets for any full fiscal year. For the period from November 1, 1994 to September 30, 1995, the Series was charged $27,166 pursuant to the Plan. Effective October 1, 1995, the Fund's Plan was terminated.
    (C) Under the Shareholder Services Plan, the Series pays the Distributor at an annual rate of .25 of 1% of the value of the Series' average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the Series and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents in respect of these services. The Distributor determines the amounts to be paid to Service Agents. During the year ended October 31, 1995, the Series was charged an aggregate of $13,502 pursuant to the Shareholder Services Plan.
    (D) Each director who is not an "affiliated person" as defined in the Act receives from the Fund an annual fee of $5,000 and an attendance fee of $500 per meeting. The Chairman of the Board receives an additional 25% of such compensation. Prior to September 14, 1995, the annual fee was $3,000 and the attendance fee was $250.
NOTE 4-SECURITIES TRANSACTIONS:
    The aggregate amount of purchases and sales of investment securities, other than short-term securities, during the year ended October 31, 1995, amounted to $1,142,110 and $669,315, respectively.
    At October 31, 1995, accumulated net unrealized appreciation on investments was $918,378, consisting of $1,425,291 gross unrealized appreciation and $506,913 gross unrealized depreciation.
    At October 31, 1995, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).
NOTE 5-SUBSEQUENT EVENT;
    On September 14, 1995 the Board of Director's approved a plan to liquidate the Fund as of November 3, 1995 and the Fund commenced the liquidation shortly thereafter.


DREYFUS FOCUS FUNDS, INC., SMALL COMPANY GROWTH PORTFOLIO
REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS
SHAREHOLDERS AND BOARD OF DIRECTORS
DREYFUS FOCUS FUNDS, INC., SMALL COMPANY GROWTH PORTFOLIO
    We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Dreyfus Small Company Growth Portfolio (one of the Series constituting Dreyfus Focus Funds, Inc.), as of October 31, 1995, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
    We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 1995 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
    In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Small Company Growth Portfolio at October 31, 1995, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated periods, in conformity with generally accepted accounting principles.
[Ernst and Young LLP signature logo]


New York, New York
December 7, 1995



[Dreyfus lion "d" logo]
DREYFUS FOCUS FUNDS-
SMALL COMPANY GROWTH
200 Park Avenue
New York, NY 10166
MANAGER
The Dreyfus Corporation
200 Park Avenue
New York, NY 10166
CUSTODIAN
The Bank of New York
90 Washington Street
New York, NY 10286
TRANSFER AGENT &
DIVIDEND DISBURSING AGENT
The Shareholder Services Group, Inc.
P.O. Box 9671
Providence, RI 02940




Further information is contained
in the Prospectus, which must
precede or accompany this report.




Printed in U.S.A.                           252AR9510
[Dreyfus logo]
Focus Funds-
Small Company
Growth
Annual Report
October 31, 1995